                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                   IVY  FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                    IVY FUND
                           VIA MIZNER FINANCIAL PLAZA
                           700 SOUTH FEDERAL HIGHWAY
                           BOCA RATON, FLORIDA 33432

                                August 13, 1999

Dear Shareholders:

     You are cordially invited by the Board of Trustees of Ivy Fund (the "Trust"), on behalf of Ivy Asia Pacific Fund, Ivy Bond Fund, Ivy China Region Fund, Ivy Developing Nations Fund, Ivy European Opportunities Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund, Ivy International Fund II, Ivy International Small Companies Fund, Ivy International Strategic Bond Fund, Ivy Money Market Fund, Ivy Pan-Europe Fund, Ivy South America Fund, Ivy US Blue Chip Fund and Ivy US Emerging Growth Fund (each, a "Fund" and collectively, the "Funds"), to attend a Special Meeting of Shareholders (the "Special Meeting") on September 30, 1999 at 10:00 a.m., Eastern time, at the offices of the Trust, to consider recommendations that are important to you and your Fund(s). The proposals to be voted on at the Special Meeting are reviewed in detail in the enclosed Notice of Special Meeting of Shareholders and Proxy Statement.

     The Board of Trustees has carefully considered the proposals to be voted on at this Special Meeting and unanimously recommends that you vote in favor of each proposal.

     If you have any questions related to the Special Meeting and/or the Proxy Statement, please call us at 1-800-645-3320.

     Thank you for your participation in this process and your investment in our Funds.

                                          Sincerely,

                                          /s/ Keith J. Carlson

                                          KEITH J. CARLSON
                                          Chairman of the Board

IMPORTANT: WE URGE YOU TO COMPLETE, SIGN, DATE AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID ENVELOPE TO ENSURE A QUORUM AT THE SPECIAL MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

                                    IVY FUND

                             IVY ASIA PACIFIC FUND
                                 IVY BOND FUND
                             IVY CHINA REGION FUND
                          IVY DEVELOPING NATIONS FUND
                        IVY EUROPEAN OPPORTUNITIES FUND
                                IVY GLOBAL FUND
                       IVY GLOBAL NATURAL RESOURCES FUND
                      IVY GLOBAL SCIENCE & TECHNOLOGY FUND
                                IVY GROWTH FUND
                          IVY GROWTH WITH INCOME FUND
                             IVY INTERNATIONAL FUND
                           IVY INTERNATIONAL FUND II
                     IVY INTERNATIONAL SMALL COMPANIES FUND
                     IVY INTERNATIONAL STRATEGIC BOND FUND
                             IVY MONEY MARKET FUND
                              IVY PAN-EUROPE FUND
                             IVY SOUTH AMERICA FUND
                             IVY US BLUE CHIP FUND
                          IVY US EMERGING GROWTH FUND

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

     A Special Meeting of Shareholders of each of the above-listed series of Ivy Fund (each, a "Fund" and collectively, the "Funds") will be held on September 30, 1999, at 10:00 a.m. Eastern time at the offices of Ivy Fund (the "Trust"), Via Mizner Financial Plaza, 700 South Federal Highway, Boca Raton, Florida 33432, for the following purposes:

PROPOSAL 1:  With respect to the Trust, to elect Trustees.

PROPOSAL 2:  With respect to each Fund, to ratify or reject the action of the Board of Trustees in selecting
             PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending December
             31, 1999.

PROPOSAL 3:  With respect to each Fund, to approve or
             disapprove the revision of certain fundamental investment policies.

     The persons appointed as proxies on the enclosed Proxy Card will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

     Shareholders of record at the close of business on August 6, 1999 are entitled to notice of and to vote at the Special Meeting and at any adjournments or postponements thereof.

     In the event that the necessary quorum to transact business, or the vote required to approve a Proposal, is not obtained at the Special Meeting, the persons appointed as proxies on the enclosed Proxy Card may, in accordance with applicable law, propose one or more adjournments of the Special Meeting with respect to one or more Funds to permit further solicitation of proxies. The persons named as proxies will vote in favor of any such adjournment those proxies that they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies they have been directed to vote against the Proposal.

                                          By order of the Board of Trustees,

                                          /s/ C. William Ferris
                                          C. WILLIAM FERRIS
                                          Secretary/Treasurer

August 13, 1999

IMPORTANT: WE URGE YOU TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD(S) MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE SPECIAL MEETING. IF YOU CAN ATTEND THE SPECIAL MEETING AND WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO.

                                    IVY FUND

                             IVY ASIA PACIFIC FUND
                                 IVY BOND FUND
                             IVY CHINA REGION FUND
                          IVY DEVELOPING NATIONS FUND
                        IVY EUROPEAN OPPORTUNITIES FUND
                                IVY GLOBAL FUND
                       IVY GLOBAL NATURAL RESOURCES FUND
                      IVY GLOBAL SCIENCE & TECHNOLOGY FUND
                                IVY GROWTH FUND
                          IVY GROWTH WITH INCOME FUND
                             IVY INTERNATIONAL FUND
                           IVY INTERNATIONAL FUND II
                     IVY INTERNATIONAL SMALL COMPANIES FUND
                     IVY INTERNATIONAL STRATEGIC BOND FUND
                             IVY MONEY MARKET FUND
                              IVY PAN-EUROPE FUND
                             IVY SOUTH AMERICA FUND
                             IVY US BLUE CHIP FUND
                          IVY US EMERGING GROWTH FUND

                                PROXY STATEMENT

                                August 13, 1999

GENERAL INFORMATION

     This Proxy Statement is being furnished to you in connection with the solicitation of proxies by the Board of Trustees of Ivy Fund (the "Trust"), the nineteen series of which are listed above (each a "Fund" and collectively, the "Funds"), for use at a Special Meeting of Shareholders of each Fund to be held at the offices of the Trust, Via Mizner Financial Plaza, 700 South Federal Highway, Boca Raton, Florida 33432, on September 30, 1999 at 10:00 a.m., Eastern time (the "Special Meeting"), and, if the Special Meeting is adjourned or postponed, at any adjournment or postponement thereof. The solicitation of votes is made by the mailing of this Proxy Statement and the accompanying proxy card on or about August 13, 1999. The proposals that will be presented at the Special Meeting (the "Proposals") are set forth in the Notice of Special Meeting on the previous pages and are explained in detail below. Please review this information carefully.

     Shareholders of record as of August 6, 1999 (the "Record Date") are entitled to be present and to vote at the Special Meeting or any adjournment thereof. As of the Record Date, all of the Funds offered Class A, Class B, and Class C shares; all Funds other than Ivy International Fund and Ivy Money Market Fund offered Advisor Class shares; and Ivy Bond Fund, Ivy European Opportunities Fund, Ivy Global Science & Technology Fund, Ivy

International Fund, Ivy International Fund II, Ivy International Small Companies Fund, Ivy International Strategic Bond Fund and Ivy US Blue Chip Fund offered Class I shares.

     The table provided in Appendix 1 sets forth the number of shares outstanding for each Fund as of the Record Date. All classes of shares of each Fund have the same rights, privileges and preferences, except with respect to:
(a) the effect of any applicable sales charges; (b) the differences in their respective distribution and/or service fee arrangements; (c) the expenses allocable exclusively to each class; (d) voting rights on matters affecting a single class; and (e) exchange privileges. Appendix 2 lists the persons who, as of July 30, 1999, owned beneficially 5% or more of any class of a Fund's shares. To the best knowledge of the Trust, as of the Record Date no other person(s) owned beneficially more than 5% of any class of any Fund. Shareholders of each Fund will vote as a single class regardless of which class of the Fund's shares they own.

     A copy of each Fund's Annual Report for the fiscal year ended December 31, 1998 was mailed to shareholders on or about February 28, 1999. If you did not receive an Annual Report for your Fund, you may receive one, without charge, by writing to Ivy Mackenzie Services Corp., P.O. Box 3022, Boca Raton, Florida 33431-0922, or by calling 1-800-777-6472.

QUORUM AND ADJOURNMENT

     More than 50% of the shares of each Fund entitled to vote must be present at the Special Meeting, in person or by proxy, to have a quorum to conduct business with respect to that Fund. To have a quorum to conduct business with respect to the Trust as a whole, more than 50% of the total shares entitled to vote must be present, in person or by proxy. If a quorum of shareholders is not represented at the Special Meeting with respect to one or more Funds, the Special Meeting may be adjourned until a quorum exists. Even if a quorum is represented, the Special Meeting may be adjourned with respect to a particular Proposal until sufficient votes to approve that Proposal are received. The Special Meeting may be adjourned with respect to any one Fund or with respect to all Funds. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" will be treated as shares that are present but that have not been voted.(1)

     The persons named as proxies on the enclosed Proxy Card may, in accordance with applicable law, propose and vote for one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to any Proposal that did not receive the vote necessary for its passage, or to obtain a quorum. Any such adjournment as to a matter requiring a Trust-wide or a Fund by Fund vote will require the affirmative vote of the holders of a majority of the Trust's (or Fund's) shares present in person or by proxy

---------------
(1) Broker non-votes are proxies received by a Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

at the Special Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies that they are entitled to vote in favor of the Proposals and will vote against any such adjournment those proxies they have been directed to vote against the Proposals. Actions taken at the Special Meeting with respect to any one Proposal will be effective irrespective of any adjournments with respect to any other Proposals. Adjourned meetings must be held within a reasonable time after the date originally set for the Special Meeting. Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment.

REQUIRED VOTES

     PROPOSAL 1 requires the affirmative vote of more than 50% of the shares of the Trust voting at the Special Meeting.

     PROPOSAL 2 requires the affirmative vote of more than 50% of the shares of each Fund voting at the Special Meeting.

     PROPOSAL 3 requires, with respect to each Fund, the affirmative vote of a "majority of the outstanding voting securities" of the Fund. For purposes of this proposal, "majority of the outstanding voting securities" of a Fund means the lesser of: (i) 67% of the Fund's shares present at the Special Meeting, if the holders of more than 50% of the Fund's shares then outstanding are present in person or by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund.(2)

     Abstentions will have the effect of a "no" vote on all Proposals. With respect to the vote on Proposal 3, broker non-votes will have the effect of "no" votes if the vote for a Fund is determined on the basis of the affirmative vote of more than 50% of the Fund's outstanding voting securities. If the vote is determined on the basis of the affirmative vote of 67% of the Funds' shares present at the Special Meeting, as described in clause (i) under Proposal 3, above, then broker non-votes will not have the effect of "yes" or "no" votes and will be disregarded in determining the voting shares present at the Special Meeting. Broker non-votes will not be counted in favor of, but will have no other effect on the vote for, Proposals 1 and 2, which require the approval of a majority of the

---------------
(2) As noted above, shareholders of each Fund will vote as a single class regardless of which class of the Fund's shares they own.

shares of the Trust and a majority of the shares of each Fund, respectively, voting at the Special Meeting. The following table summarizes these voting requirements:

                         SHAREHOLDERS     VOTE REQUIRED FOR    EFFECT OF     EFFECT OF BROKER
                       ENTITLED TO VOTE:      APPROVAL:       ABSTENTIONS:      NON-VOTES:
                       -----------------  -----------------  --------------  ----------------
PROPOSAL 1:            Shareholders of    More than 50% of   Counted as a    Disregarded for
  (Election            the Funds vote     the shares of the  "no" vote       all purposes
  of Trustees)         together for each  Trust voting at
                       nominee            the Special
                                          Meeting
PROPOSAL 2:            Shareholders of    Approved by more   Counted as a    Disregarded for
  (Ratification of     each Fund vote     than 50% of the    "no" vote       all purposes
  selection of         separately         shares of each
  independent                             Fund voting at
  accountants)                            the Special
                                          Meeting
PROPOSAL 3:            Shareholders of    A "majority of     Counted as a    Counted as a
  (Approval of         each Fund vote     the outstanding    "no" vote       "no" vote, if
  revisions to         separately         voting                             the vote is
  certain fundamental                     securities" of                     determined on
  investment policies)                    each Fund (as                      the basis of the
                                          defined above)                     affirmative vote
                                                                             of 50% of the
                                                                             Fund's
                                                                             outstanding
                                                                             shares;
                                                                             disregarded in
                                                                             determining the
                                                                             voting
                                                                             securities
                                                                             "present" if
                                                                             vote is
                                                                             determined on
                                                                             the basis of
                                                                             obtaining the
                                                                             affirmative vote
                                                                             of 67% of the
                                                                             voting shares
                                                                             present at the
                                                                             Special Meeting

     The number of shares that you are entitled to vote is the number shown on the Proxy Card(s) accompanying this Proxy Statement. Shareholders are entitled to one vote for each full share and a proportionate vote for each fractional share they hold. Proxies may be revoked by written notice to Ivy Management, Inc. ("IMI") before the Special Meeting or by attending the Meeting and voting your shares in person. The persons appointed as proxies on the enclosed Proxy Card will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournments or postponements thereof. Additional matters would only include those that were not anticipated as of the date of this Proxy Statement.

                        PROPOSAL 1: ELECTION OF TRUSTEES

     At the Special Meeting, five Trustees will be proposed for election to the Trust's Board of Trustees. For these purposes, the Trustees have approved the nomination of James W. Broadfoot, Keith J. Carlson, Stanley Channick, Roy J. Glauber and Edward M. Tighe. The persons named as proxies on the enclosed Proxy Card will vote your shares for the election of these nominees unless you withhold authority to vote for any or all of the nominees in your proxy. Each Trustee so elected will serve as a Trustee of the Trust until the next meeting of shareholders, if any, called for the purpose of electing Trustees, unless he is sooner succeeded as provided in the Trust's Declaration of Trust (e.g., by death, resignation, removal or disqualification).

     Each of the nominees has indicated that he is willing to serve as a Trustee. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the Trustees may recommend. The following table sets forth certain information concerning the current Trustees and the nominees. Unless otherwise noted, each of the Trustees and nominees has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.

NOMINEES:

                          PRESENT OFFICE WITH THE TRUST (DATE NOMINEE BECAME TRUSTEE),
NAME (AGE)                    PRINCIPAL OCCUPATION OR EMPLOYMENT AND DIRECTORSHIPS
----------                ------------------------------------------------------------
James W. Broadfoot* (56)  President and Trustee (1999-present); Senior Vice President,
                          Portfolio Manager and Director of Mackenzie Investment
                          Management Inc. ("MIMI") (1995-present); Senior Vice
                          President and Portfolio Manager of MIMI (1990-present);
                          President and Portfolio Manager of Ivy Management, Inc.
                          ("IMI") (1997-present).

Keith J. Carlson* (43)    Chairman and Trustee (1999-present); President and Trustee
                          (1996-1999); President and Chief Executive Officer of MIMI
                          (1999-present); Executive Vice President and Chief Operating
                          Officer of MIMI (1998-1999); Senior Vice President of MIMI
                          (1996-1998); Senior Vice President and Director of MIMI
                          (1994-1996); Senior Vice President and Treasurer of MIMI
                          (1989-1994); Senior Vice President and Director of IMI
                          (1994-present); Senior Vice President, Treasurer and
                          Director of IMI (1992-1994); Vice President of The Mackenzie
                          Funds Inc. ("MFI") (1987-1995); Senior Vice President and
                          Director, Ivy Mackenzie Services Corp. ("IMSC")
                          (1996-present); President and Director of IMSC (1993-1996);
                          Trustee and President of Mackenzie Solutions (1999-present);
                          Trustee and President of Mackenzie Series Trust ("MST")
                          (1996-1998); Vice President of MST (1994-1998); Treasurer of
                          MST (1985-1994); President, Chief Executive Officer and
                          Director of Ivy Mackenzie Distributors, Inc. ("IMDI")
                          (1994-present); Executive Vice President and Director of
                          IMDI (1993-1994); Trustee of MST (1996-1998).

                          PRESENT OFFICE WITH THE TRUST (DATE NOMINEE BECAME TRUSTEE),
NAME (AGE)                    PRINCIPAL OCCUPATION OR EMPLOYMENT AND DIRECTORSHIPS
----------                ------------------------------------------------------------
Stanley Channick (75)     Trustee (1996-present); President and Chief Executive
                          Officer, The Whitestone Corporation (insurance agency);
                          Chairman, Scott Management Company (administrative services for insurance companies); President, The Channick Group
                          (consultants to insurance companies and national trade
                          associations); Trustee of MST (1994-1998); Director of MFI
                          (1994-1995).

Roy J. Glauber (73)       Trustee (1996-present); Mallinckrodt Professor of Physics,
                          Harvard University (1974-present); Trustee of MST
                          (1994-1997); Fellow, National Academy of Sciences; Foreign
                          (Honorary) Member, Royal Society of London.

Edward M. Tighe (56)      Chief Executive Officer, CITCO Technology Management, Inc.
                          ("CITCO") (computer software development and consulting)
                          (1999-present); President and Director, Global Technology
                          Management, Inc. (CITCO's predecessor) (1992-1998); Managing
                          Director, Global Mutual Fund Services, Ltd. (financial
                          services firm); President, Director and Chief Executive
                          Officer, Global Mutual Fund Services, Inc. (1994-present).

---------------
* Trustees considered by the Trust and their counsel to be "interested persons" (as defined in the Investment Company Act of 1940, as amended) of the Funds or of their investment manager because of their employment by the investment manager and, in some cases, holding offices with the Trust.

     The Board of Trustees of the Trust is comprised of six additional Trustees who were previously elected by shareholders and therefore are not standing for re-election at the Special Meeting. These Trustees, who are described below, will continue to serve as Trustees following the Special Meeting. Accordingly, if each of the nominees is elected at the Special Meeting, there will be a total of eleven Trustees on the Board, all of whom will have been elected by shareholders.

CURRENT TRUSTEES PREVIOUSLY ELECTED BY SHAREHOLDERS:

                                PRESENT OFFICE WITH THE TRUST (DATE NOMINEE BECAME TRUSTEE),
NAME (AGE):                        PRINCIPAL OCCUPATION OR EMPLOYMENT AND DIRECTORSHIPS:
-----------                     ------------------------------------------------------------
John S. Anderegg, Jr. (75)      Trustee (1992-present); Engineer, Dynamics Research Corp.
                                (defense contractor); Director, Burr-Brown Corp.
                                (operational amplifiers); Director, Massachusetts High
                                Technology Council; Trustee of MST (1992-1998).

Paul H. Broyhill (75)           Trustee (1992-present); Chairman, BMC Fund, Inc.; Chairman,
                                Broyhill Family Foundation, Inc.; Chairman and President,
                                Broyhill Investments, Inc.; Chairman, Broyhill Timber
                                Resources; Manager of a personal portfolio of fixed-income and equity investments (1983-present); Trustee of MST
                                (1988-1998); Director of MFI (1988-1995).

                                PRESENT OFFICE WITH THE TRUST (DATE NOMINEE BECAME TRUSTEE),
NAME (AGE):                        PRINCIPAL OCCUPATION OR EMPLOYMENT AND DIRECTORSHIPS:
-----------                     ------------------------------------------------------------
Frank W. DeFriece, Jr. (78)     Trustee (1992-present); Director, Manager and Vice
                                President, Director, YMCA Blue Ridge Assembly; Trustee and
                                Vice Chairman, East Tennessee Public Communications Corp.
                                (WSJK-TV); Trustee of MST (1985-1998); Director of MFI
                                (1987-1995).

Joseph G. Rosenthal (64)        Trustee (1992-present); Chartered Accountant; Trustee of MST
                                (1985-1998); Director of MFI (1987-1995).

Richard N. Silverman (75)       Trustee (1992-present); Director, Newton-Wellesley Hospital;
                                Director, Beth Israel Hospital; Director, Boston Ballet;
                                Director, Boston Children's Museum; Director, Brimmer and
                                May School; Director, Goodwill Industries.

J. Brendan Swan (69)            Trustee (1992-present); Chairman and C.E.O., Airspray
                                International, Inc. (environmentally sensitive packaging
                                company); Joint Managing Director, Airspray International
                                B.V.; Director of Polyglass LTD.; Director of Park Towers
                                International; Director of Creative Imports Inc.; Director,
                                MFI (1992-1995); Trustee of MST (1992-1998).

     The table below sets forth the number of shares of each Fund owned directly or beneficially by the nominees to the Board of Trustees (as well as any existing Trustees and officers) as of July 30, 1999. Nominees, Trustees and officers who do not own any shares have been omitted from the table. Funds that are not owned by any nominees, Trustees or officers are also omitted from the table.

                                                                                SHARES OWNED BY
                                                                             ALL CURRENT TRUSTEES
        FUND                   NAME             POSITION     SHARES OWNED   AND OFFICERS AS A GROUP
        ----                   ----             --------     ------------   -----------------------
Ivy China Region Fund  Roy J. Glauber        Trustee           6,274.364
                       Richard N. Silverman  Trustee
                                                               1,050.492            7,324.856

Ivy Developing         Richard N. Silverman  Trustee           1,018.614            1,018.614
 Nations Fund

Ivy Global Fund        Paul H. Broyhill      Trustee           9,512.220(1.04%)         9,512.220(1.04%)

Ivy Global Natural     Roy J. Glauber        Trustee           6,588.817            6,588.817
 Resources Fund

Ivy Global Science &   James W. Broadfoot    President           299.043
 Technology Fund       Paul H. Broyhill      Trustee          13,882.344(2.41%)
                       Richard N. Silverman  Trustee
                                                                 596.670
                       J. Brendan Swan       Trustee
                                                               1,514.187           16,292.244(2.84%)

Ivy Growth with        John S. Anderegg      Trustee           1,286.962            1,286.962
 Income Fund

Ivy International      Paul H. Broyhill      Trustee           6,695.923
 Fund
                       C. William Ferris     Secretary/Treasurer
                                                                 454.255
                       Roy J. Glauber        Trustee
                                                               3,377.780
                       Richard N. Silverman  Trustee
                                                               2,216.307
                       J. Brendan Swan       Trustee
                                                               6,271.400           19,015.665

Ivy Money Market Fund  John S. Anderegg      Trustee          52,275.140
                       James W. Broadfoot    President
                                                               6,812.500
                       Keith J. Carlson      Chairman
                                                                 126.280
                       Stanley Channick      Trustee
                                                              73,443.050
                       Richard N. Silverman  Trustee
                                                              20,725.450          153,382.420

                                                                                SHARES OWNED BY
                                                                             ALL CURRENT TRUSTEES
        FUND                   NAME             POSITION     SHARES OWNED   AND OFFICERS AS A GROUP
        ----                   ----             --------     ------------   -----------------------
Ivy US Blue Chip Fund  Stanley Channick      Trustee             527.933              527.933

Ivy US Emerging        John S. Anderegg      Trustee           4,536.906
 Growth Fund           James W. Broadfoot    President           188.750
                       Paul H. Broyhill      Trustee
                                                               9,916.080
                       Stanley Channick      Trustee
                                                                 329.455
                       C. William Ferris     Secretary/Treasurer
                                                                 607.590
                       Roy J. Glauber        Trustee
                                                               2,488.927
                       Richard N. Silverman  Trustee
                                                                 810.973           18,878.681(1.20%)

---------------
(1) The information as to beneficial ownership is based on statements furnished to the Trust by each Trustee, nominee and officer. Unless otherwise noted, beneficial ownership is based on sole voting and investment power. Except as otherwise noted, each Trustee's nominee's and officer's individual share holdings of any Fund constitute less than 1% of the shares outstanding of such Fund. Except as otherwise noted, the share holdings of the Trustees, nominees and officers as a group also constitute less than 1% of the shares outstanding of any Fund.

RESPONSIBILITIES OF THE BOARD -- BOARD AND COMMITTEE MEETINGS

     The Board of Trustees of the Trust is responsible for the general oversight of Fund business. A majority of the Board's members are not "interested" persons of the Fund, within the meaning of the 1940 Act (the "Independent Trustees"). The Independent Trustees have primary responsibility for assuring that each Fund is managed in a manner consistent with the best interests of its shareholders.

     The Board of Trustees meets at least quarterly to review the investment performance of the Funds and other operational matters, including policies and procedures designed to assure compliance with various regulatory requirements. At least annually, the Independent Trustees review the fees paid to IMI and its affiliates for investment advisory services and other administrative and shareholder services. In connection with this review, the Trustees evaluate each Fund's investment performance, the quality and efficiency of the various other services provided, costs incurred by IMI and its affiliates, and comparative information regarding fees and expenses of competitive funds (among other things). They are assisted in this process by the Funds' independent public accountants (see Proposal 2 below) and by independent legal counsel selected by the Independent Trustees. In addition, the Independent Trustees from time to time have established and served on task forces and subcommittees focusing on particular matters such as investment, accounting, insurance and compensation issues.

     The Board of the Trust has an Audit Committee and a Nominating Committee, the responsibilities of which are described below.

AUDIT COMMITTEE

     The Board has an Audit Committee consisting of Paul H. Broyhill, Frank W. DeFriece, Jr., and Joseph G. Rosenthal, all of whom are Independent Trustees. The Audit Committee reviews with management and the independent accountants for each Fund, among other things, the scope of the audit and the controls of each Fund and its agents, reviews and approves in advance the type of services to be rendered by the independent accountants, recommends the selection of independent accountants for each Fund to the Board and, in general, considers and reports to the Board on matters regarding each Fund's accounting and bookkeeping practices.

NOMINATING COMMITTEE

     The Board has a Nominating Committee consisting of Roy J. Glauber, Joseph
G. Rosenthal, and J. Brendan Swan, all of whom are Independent Trustees. The Nominating Committee is responsible for nominating Independent Trustees and considering other related matters. Shareholders' recommendations as to nominees received by management are referred to the Committee for its consideration and action.

     The following chart sets forth the number of meetings of the Board and its various Committees during the calendar year ending December 31, 1998.

NUMBER OF MEETINGS HELD DURING THE CALENDAR YEAR 1998

      MEETING         NUMBER OF MEETINGS
      -------         ------------------
 Board of Trustees            4
  Audit Committee             4
Nominating Committee          0

     In addition to the Board and Committee meetings listed above, the Trustees attended various other meetings during the year, including meetings with their independent legal counsel and informational meetings.

EXECUTIVE OFFICERS

     The following persons are Executive Officers of the Trust:

                                                    PRESENT OFFICE WITH THE TRUST
NAME (AGE)                  PRINCIPAL OCCUPATION    (YEAR FIRST BECAME AN OFFICER)
----------                  --------------------    ------------------------------
Keith J. Carlson(43)....  President/CEO of MIMI     Chairman (1994)*
James W. Broadfoot        Director/Senior           President (1996)**
  (56)..................  Vice President of MIMI
C. William Ferris         Senior Vice President,    Secretary/Treasurer (1994)
  (54)..................  CFO and Secretary/
                          Treasurer of MIMI
Paula K. Wolfe (37).....  Compliance Manager, MIMI  Assistant Secretary (1998)

---------------
*  Mr. Carlson has served as Chairman since 1999.
** Mr. Broadfoot has served as President since 1999.

COMPENSATION OF TRUSTEES AND OFFICERS

     The Trust pays each of its Independent Trustees an annual Trustee's fee plus specified amounts for Board and committee meetings attended and compensates him or her for expenses related to Trust business.

     IMI supervises each Fund's investments, pays the compensation and certain expenses of its personnel who serve as Trustees and officers of the Trust and receives a management fee for its services. Several of the Trust's officers and Trustees are also officers, Trustees, employees or shareholders of Mackenzie Investment Management Inc. and participate in the fees paid to that firm, although the Trust makes no direct payments to them other than for reimbursement of travel expenses in connection with their attendance at Trustees' and committee meetings. The Trust does not provide any compensation in the form of pension or retirement benefits to any of the Trustees.

     The following Compensation Table provides in tabular form the following data:

     Column (1) All Trustees who receive compensation from the Trust.

     Column (2) Aggregate compensation received by each Trustee during the calendar year ending December 31, 1998.

COMPENSATION TABLE

(1)                                                            (2)
NAME OF TRUSTEE                                       AGGREGATE COMPENSATION
---------------                                       ----------------------
John S. Anderegg, Jr.                                        $18,000
Paul H. Broyhill                                             $18,000
Stanley Channick                                             $18,000
Frank W. DeFriece, Jr.                                       $18,000
Roy J. Glauber                                               $18,000
Joseph G. Rosenthal                                          $18,000
Richard N. Silverman                                         $18,000
J. Brendan Swan                                              $17,000

REQUIRED VOTE

     Election of each of the listed nominees for Trustee requires the affirmative vote of more than 50% of the outstanding voting shares of the Trust cast at the Special Meeting in person or by proxy. The Trustees of the Trust unanimously recommend that the shareholders of the Funds vote in favor of each of the nominees listed in this Proposal 1.

                  PROPOSAL 2: RATIFICATION OR REJECTION OF THE
                      SELECTION OF INDEPENDENT ACCOUNTANTS

     At a meeting held on February 5-6, 1999, the Board of Trustees of the Trust, including a majority of the Independent Trustees, appointed PricewaterhouseCoopers LLP (formerly Coopers & Lybrand LLP) ("PWC") to act as independent accountants for the Funds for the fiscal year ending December 31, 1999. PWC has, with limited exceptions, audited each Fund's financial statements since its inception.(3)

     PWC has represented that it has no direct financial interest or material indirect financial interest in the Trust or any of the Funds. One or more representatives of PWC are expected to be present at the Special Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by shareholders or management.

REQUIRED VOTE

     Ratification of the selection of independent accountants requires the affirmative vote of more than 50% of the outstanding voting shares of each Fund cast at the Special Meeting (in person or by proxy). The Trustees unanimously recommend that shareholders ratify the selection of PWC as each Fund's independent accountants.

                  PROPOSAL 3: APPROVAL OF REVISIONS TO CERTAIN
                        FUNDAMENTAL INVESTMENT POLICIES

     The Investment Company Act of 1940, as amended (the "1940 Act"), requires an investment company to adopt certain investment policies that, once adopted, cannot be changed without a shareholder vote (commonly referred to as "fundamental policies" or "fundamental restrictions"). With few exceptions, each Fund's fundamental policies were adopted by the Fund's Trustees before the Fund commenced operations and reflected then-prevailing regulatory, business and/or industry conditions. In anticipation of the Special Meeting, there has been a review of each Fund's fundamental policies with the goal of both modernizing them and making them consistent for all Funds (with such minor variations as are appropriate in light of a given Fund's particular investment emphasis), and to simplify certain language in light of significant changes to the Funds' Prospectuses that have been made in response to recent directives from the Securities and Exchange Commission (the "Commission") that fund disclosure documents be written more clearly. Proposal 3 seeks shareholder approval of changes that are intended to accomplish this goal.

     Each of the fundamental policies proposed for adoption by each Fund's shareholders relates to an investment practice about which the 1940 Act requires that a fund adopt a fundamental policy. The limitations imposed by several of the proposed fundamental policies (e.g., "borrowing" and "senior securities") are not spelled out in detail, but rather are determined by reference to the provisions of the 1940 Act, the rules thereunder, and applicable interpretations of the Commission or its staff. The substantive features of these limitations are described below. A complete list of the proposed

---------------

(3) The exceptions are Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund, and Ivy Money Market Fund. PWC has audited the financial statements for these Funds since 1992.

policies is set forth in Exhibit A. Each Fund's current fundamental investment policies are set forth in Exhibit B.

     If approved, the proposed revised policies would take effect on the effective date of a related amendment to the Trust's registration statement, which is expected to be in the fall of 1999. Each Fund expects to retain, as a matter of non-fundamental policy, any currently existing fundamental policy that would be eliminated (or significantly modified) by the adoption of the proposed fundamental policies, unless the Trustees, including those Trustees who are not "interested" persons of the Fund, within the meaning of the 1940 Act (the "Independent Trustees"), determine that it is consistent with the best interests of the Fund and its shareholders that such policies and/or restrictions be revised or eliminated altogether. A Fund's non-fundamental policies may be changed by the Trustees without shareholder approval.

     Shareholders will be asked to vote on each proposed fundamental policy separately on the enclosed proxy card(s).

PROPOSAL 3.1: DIVERSIFICATION
(All Funds other than Ivy International Strategic Bond Fund and Ivy South America Fund)

 PROPOSED POLICY: The Fund has elected to be classified as a diversified series of an open-end investment company.

     Each Fund to which this proposal applies is a "diversified" fund under the 1940 Act. The 1940 Act defines a "diversified fund" as one that, with respect to 75% of its assets, does not purchase more than 10% of the outstanding voting securities of any one issuer or have more than 5% of its total assets invested in any one issuer, with exceptions for cash items, U.S. Government securities and securities of other investment companies.

     The current diversification policies of each Fund other than Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund II and Ivy Money Market Fund are substantially identical to the 1940 Act definition of a diversified fund.(4) Accordingly, the proposed diversification policy does not represent a substantive change for any of these Funds.

     Each of Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund II and Ivy Money Market Fund has a diversification policy that is consistent with the ownership percentage limits specified in the 1940 Act definition, but is applied with respect to 100% of the Fund's assets. The adoption of the proposed policy (which applies to only 75% of each Fund's assets) would therefore cause these Funds to have less restrictive diversification requirements than they now have. Notwithstanding this less restrictive requirement, however, Ivy Money Market Fund will continue to be bound by the more restrictive provisions of Rule 2a-7 under the 1940 Act, which governs money market funds.

---------------

(4) The current diversification policy of Ivy US Blue Chip Fund is substantially similar to the 1940 Act definition of a diversified fund, but adds to its exception for US Government obligations an exception for obligations of domestic banks.

     Finally, Ivy International Fund II does not have a stated policy prohibiting the purchase of more than 10% of the voting securities of any one issuer. As a diversified fund, however, Ivy International Fund II must comply with the 10% restriction on the purchase of the securities of a single issuer that is part of the 1940 Act definition of "diversified company," whether or not the Fund's policy in this regard is stated. Accordingly, the proposed policy would not represent a substantive change with respect to this aspect of such Fund's diversification policy.

PROPOSAL 3.2: BORROWING
(For all Funds)

 PROPOSED POLICY: The Fund will not borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

     The 1940 Act permits a fund to borrow money from banks, so long as the fund maintains asset coverage of 300% for all outstanding borrowings.(5) A fund must reduce the amount of its borrowings within three days if its asset coverage falls below 300%.

     Ivy Asia Pacific Fund, Ivy Developing Nations Fund, Ivy European Opportunities Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy International Fund II, Ivy International Small Companies Fund, Ivy Pan-Europe Fund and Ivy South America Fund are permitted under their current fundamental policies (either explicitly or implicitly, insofar as a particular asset coverage requirement is not specified) to borrow to the maximum extent permitted under the 1940 Act. As such, the proposed borrowing policy does not represent a substantive change to these Funds' current borrowing ability.(6) By contrast, each of the other Funds currently has a more restrictive fundamental borrowing policy that would be relaxed if the proposed fundamental policy were adopted. Specifically, Ivy International Strategic Bond Fund is currently prohibited from borrowing amounts in excess of 20% of its total assets,

---------------

(5) For example, a fund with $100,000 in total assets could borrow $50,000 from a bank without violating the 1940 Act, since the asset coverage after the borrowing would be 300% ($150,000/$50,000 = 3/1 = 300%).

(6) Each of these Funds (other than Ivy European Opportunities Fund) is subject to additional borrowing restrictions that cannot be changed without Board approval. For example, Ivy Asia Pacific Fund, Ivy Developing Nations Fund, Ivy Global Natural Resources Fund, Ivy International Small Companies Fund, Ivy Pan-Europe Fund and Ivy South America Fund currently are not permitted to purchase securities when the value of their outstanding borrowings exceed 10% of the value of their respective assets. In addition, Ivy Global Science & Technology Fund and Ivy International Fund II may not borrow amounts in excess of 10% of their respective net assets, notwithstanding that their fundamental borrowing policies are more liberal (i.e., these Funds may borrow up to 33% of their respective assets, calculated after any borrowing occurs).

calculated after the borrowing (which is equivalent to a minimum asset coverage of 500%), and Ivy Bond Fund, Ivy China Region Fund, Ivy Global Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund, Ivy Money Market Fund, Ivy US Blue Chip Fund and Ivy US Emerging Growth Fund are prohibited from borrowing amounts in excess of 10% of their respective total assets, calculated after the borrowing (which is equivalent to a minimum asset coverage of 1000%).(7) The proposed policy would therefore represent a substantive change to these Funds' borrowing policies.

     In addition to the asset coverage requirements discussed above, each Fund currently has a fundamental policy that limits the purposes for which the Fund may borrow (e.g., only for temporary and/or emergency purposes). Ivy US Blue Chip Fund may also borrow money "where investment transactions might advantageously require it." Under the proposed borrowing policy, none of the Funds would be restricted as to the purposes for which they are allowed to borrow. However, if the Trustees determine with respect to any Fund to permit borrowing for other purposes, which they currently do not intend to do, the applicable Fund's disclosure documents would be amended to disclose that fact. Although the Trustees do not currently intend to permit a Fund to borrow for investment leverage purposes, such borrowings would increase the Fund's volatility and the risk of loss in a declining market.

     Finally, Ivy US Blue Chip Fund and Ivy International Strategic Bond Fund are expressly permitted under their current fundamental borrowing policies to borrow money in connection with reverse repurchase agreements, so long as they maintain asset coverage for such borrowings of at least 300%. Since the proposed policy makes no reference to reverse repurchase agreements, it would have the effect of lifting the 300% asset coverage requirement for such borrowings that currently applies to these two Funds. However, a Fund would enter into reverse repurchase agreements only in accordance with applicable regulatory restrictions.(8)

     As noted above, it is expected that any special restrictions contained in a Fund's current borrowing policies (whether characterized as "fundamental" or "non-fundamental") will continue to apply as a matter of non-fundamental policy if the proposed borrowing policy is adopted, and as such could not be changed without the Board's approval. Should the Trustees determine with respect to any Fund that it be permitted to borrow in a less restrictive manner, the Fund's disclosure documents would be amended accordingly.

---------------

(7) In addition, Ivy China Region Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund, Ivy Money Market Fund and Ivy US Emerging Growth Fund must repay their loans within 60 days, and Ivy Global Fund may not make any new investments at any time during which it has loans outstanding.

(8) With respect to reverse repurchase agreements, the Commission generally requires funds to segregate assets.

PROPOSAL 3.3: SENIOR SECURITIES
(For all Funds)

 PROPOSED POLICY: The Fund will not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

     The 1940 Act prohibits a registered open-end investment company from issuing any class of senior security or selling any senior security of which it is the issuer.(9) Applicable provisions under the 1940 Act except from the definition of "senior security" certain debt obligations evidencing permitted borrowings and the issuance of separate classes or series of a fund's shares. Each Fund currently has a fundamental policy that prohibits it from issuing senior securities, except in connection with permitted indebtedness. Most of the Funds also expressly except from their senior security restrictions the issuance of separate classes or series of shares.(10) Since the exceptions stated in each Fund's current policy are expressly excluded from the definition of "senior security" under the 1940 Act (or are interpreted to be excluded by pertinent regulatory authorities), the Trustees believe that it is no longer necessary that they be identified expressly (i.e., it is sufficient for these purposes to define the limits that apply to each Fund in this regard by reference to the 1940 Act and related authorities).

PROPOSAL 3.4: UNDERWRITING
(For all Funds)

 PROPOSED POLICY: The Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

     The 1940 Act prohibits a diversified fund from making any commitment as an underwriter if doing so would cause the total of the fund's existing underwriting commitments, plus the value of its investments in companies (other than other investment companies) of which it owns more than 10% of the outstanding voting securities, to be greater than 25% of the fund's total assets. The proposed policy is not materially different from the existing policy for each Fund, and has simply been reworded for clarification.(11)

---------------

 (9) A "senior security" may be a debt obligation or a security that has superior status as compared to another class of security.

(10) Certain of the Funds have also identified exceptions for arrangements relating to certain permitted derivative investments (such as deposits of initial and variation margin designed to cover such positions) and/or repurchase agreements, none of which are considered "senior securities" according to pertinent regulatory authorities.

(11) A number of the Funds expressly except from their current policies against underwriting the sale of their own shares. This exception is consistent with the provisions of the 1940 Act and related positions of the Commission staff.

PROPOSAL 3.5: REAL ESTATE
(For all Funds)

  PROPOSED POLICY: The Fund will not purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities.

     The 1940 Act requires that a fund state its policy with regard to investing in real estate, but does not identify any specific restrictions with regard to such investments. Each Fund currently has a fundamental policy prohibiting its investment in real estate, with certain exceptions that are consistent with the provisions of the 1940 Act. The proposed policy therefore represents a rewording of each Fund's existing policy primarily for clarification.(12)

PROPOSAL 3.6: COMMODITIES
(For all Funds other than Ivy Global Natural Resources Fund)

  PROPOSED POLICY: The Fund will not purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in commodities futures contracts and options thereon to the extent permitted by its Prospectus.

(For Ivy Global Natural Resources Fund)

  PROPOSED POLICY: The Fund will not purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in (a) commodities futures contracts and options thereon to the extent permitted by its Prospectus, and (b) commodities relating to natural resources, as described in its Prospectus.

     The 1940 Act requires that a fund state its policy with regard to purchasing commodities, but does not prescribe any restrictions with regard to such policies.(13)

---------------

(12) A number of the Funds also have a fundamental policy prohibiting their investment in real estate mortgage loans. This prohibition is expected to be retained as a non- fundamental policy for these Funds. Certain Funds are also subject to non- fundamental policies relating to investments in real estate, which are also expected to be retained (unless the Trustees determine that it is in the best interests of a Fund and its shareholders to modify or eliminate them).

(13) The Commodities Exchange Act, however, requires that an entity that invests more than 5% of its assets in commodities futures or commodities options contracts (other than for bona fide hedging purposes) must register as a commodity pool operator. Though the proposed policy would permit the Funds to invest in futures contracts and options on futures contracts, no Fund would invest in these contracts to an extent that would require it to register as a commodity pool operator.

     Each Fund (other than Ivy Global Natural Resources Fund) currently has a fundamental policy prohibiting its investment in commodities. The fundamental policies for Ivy Asia Pacific Fund, Ivy Bond Fund, Ivy European Opportunities Fund, Ivy Global Fund, Ivy Global Science and Technology Fund, Ivy International Small Companies Fund, Ivy International Strategic Bond Fund, Ivy Pan-Europe Fund and Ivy US Blue Chip Fund contain exceptions for certain derivative investment transactions relating to commodities (such as commodities futures contracts and related options). The proposed policy is therefore consistent with these Funds' current policies. The current policies for Ivy China Region Fund, Ivy Developing Nations Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund, Ivy International Fund II, Ivy Money Market Fund, Ivy South America Fund, and Ivy US Emerging Growth Fund do not contain such exceptions, but these Funds are implicitly permitted to engage in such transactions because they are not expressly prohibited.(14)

     The current fundamental policy for Ivy Global Natural Resources Fund relating to investments in physical commodities permits the Fund to invest directly in precious metals and other physical commodities (and derivative arrangements relating thereto). Therefore, the proposed policy represents a rewording of the Fund's existing policy primarily for clarification. The Fund's ability to use these investment techniques is described in its Prospectus.

PROPOSAL 3.7: LOANS
(For all Funds)

  PROPOSED POLICY: The Fund will not make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

     The 1940 Act prohibits a fund from lending money or property if the fund's investment policies do not permit such loans, and prohibits altogether loans to persons that control or are under common control with the fund. The proposed policy is more restrictive than the requirements of the 1940 Act. The proposed policy is not, however, materially different from the existing lending policy for the majority of the Funds (i.e., it has simply been reworded for clarification). The proposed policy does represent a substantive change to the current policies of Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund, Ivy Money Market Fund, Ivy US Blue Chip Fund and Ivy US

---------------

(14) The current fundamental policies for Ivy Asia Pacific Fund, Ivy Bond Fund, Ivy European Opportunities Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy International Small Companies Fund, Ivy International Strategic Bond Fund and Ivy Pan-Europe Fund also prohibit investment in oil, gas and/or mineral exploration or development programs (in some instances, with exceptions for investment in securities of companies that invest in or sponsor such programs). It is expected that this prohibition would be retained for these Funds as a non-fundamental policy.

Emerging Growth Fund, which prohibit these Funds from lending portfolio securities. It is expected that the special lending restriction for each of these Funds would be retained as a non-fundamental policy.

PROPOSAL 3.8: CONCENTRATION
(For all Funds other than Ivy Money Market Fund)

  PROPOSED POLICY: The Fund will not concentrate its investments in a particular industry, as the term "concentrate" is interpreted in connection with the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(For Ivy Money Market Fund)

  PROPOSED POLICY: The Fund will not concentrate its investments in a particular industry, as the term "concentrate" is interpreted in connection with the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, although the Fund may concentrate its investments in instruments issued by domestic banks in accordance with its Prospectus and applicable law.

     The 1940 Act currently requires that a fund state whether it intends to concentrate its investments in a particular industry, but does not define the term "concentrate." The Commission staff has taken the position that investment of more than 25% of a fund's assets in an industry constitutes concentration. If a fund concentrates in an industry, it must at all times have more than 25% of its assets invested in that industry, and if its policy is not to concentrate, it may not invest more than 25% of its assets in the applicable industry (unless, in either case, the fund discloses the specific conditions under which it will change from concentrating to not concentrating, or vice versa).(15) Each Fund has a fundamental policy prohibiting it from investing more than 25% of its total assets in any one industry. The proposed policy therefore does not represent a substantive change to any Fund's existing policy, and has simply been reworded for clarification and to permit investment flexibility in the event that the Commission staff should change its position as to what constitutes "concentration."

     Money market funds may invest more than 25% of their assets in domestic bank obligations without running afoul of the Commission's position on concentration. The fundamental policy for Ivy Money Market Fund has been adjusted accordingly.

---------------

(15) A fund is permitted to adopt reasonable definitions of what constitutes an industry, or it may use standard classifications promulgated by the Commission (or some combination thereof).

PROPOSAL 3.9: OTHER POLICIES
(For all Funds)

 PROPOSAL: To eliminate as a fundamental policy each currently existing fundamental policy or restriction that is not stated in Exhibit A.

     If this Proposal is adopted, the current fundamental policies and restrictions for each Fund that are not proposed for revision as described in this Proposal 3 would no longer be deemed to be fundamental. As noted above, it is expected that any such policies will be retained as non-fundamental policies if the above Proposal is adopted, and as such could not be changed without the Board's approval.

REQUIRED VOTE

     Approval of the proposed changes to each Fund's fundamental policies requires the affirmative vote of a "majority of the [Fund's] outstanding voting securities", as described on page 3, above. If a Fund's shareholders do not approve any proposed fundamental policy, the Fund's current policy in that regard will remain in effect. The Trustees unanimously recommend that the shareholders of each Fund vote in favor of each item in this Proposal 3 (as it affects their Fund).

                             ADDITIONAL INFORMATION

GENERAL

     The cost of preparing, printing and mailing the enclosed proxy card, Notice of Special Meeting of Shareholders, and Proxy Statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be borne by the Trust. In addition to solicitation by mail, certain officers and representatives of the Trust, officers and employees of IMI and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

     Shareholder Communications Corporation ("SCC") has been engaged to assist in the solicitation of proxies. It is anticipated that the cost of SCC's solicitation services, which is being borne by the Trust, will be approximately $200,000. As the Special Meeting date approaches, certain shareholders may receive a telephone call from a representative of SCC if their votes have not yet been received. Authorization to permit SCC to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. These procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

     In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each shareholder's full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a Trust), and the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the proposal on the proxy card, and ask for the shareholder's instructions on the proposal. The SCC representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement. SCC will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.

     If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the proxy card originally sent with the Proxy Statement or attend in person.

OTHER BUSINESS

     Management of the Trust knows of no other business to be presented at the Special Meeting other than the matters set forth in this Proxy Statement. If any other business properly comes before the Special Meeting, the proxies will exercise their best judgment in deciding how to vote on such matters.

SHAREHOLDER PROPOSALS

     The Declaration of Trust and the By-Laws of the Trust provide that the Trust need not hold annual shareholder meetings, except as required by the 1940 Act. Therefore, it is probable that no annual meeting of shareholders will be held later this year or in subsequent years until so required. For those years in which annual shareholder meetings are held, proposals that shareholders of a Fund intend to present for inclusion in the proxy materials with respect to the annual meeting of shareholders must be received by the Trust within a reasonable period of time before the solicitation is made. The timely submission of a proposal does not guarantee its inclusion.

PLEASE COMPLETE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED SELF-ADDRESSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE SPECIAL MEETING BY WRITTEN NOTICE TO IMI OR BY SUBMITTING A PROXY CARD BEARING A LATER DATE.

                                          By order of the Board of Trustees,

                                          /s/ C. William Ferris
                                          C. WILLIAM FERRIS
                                          Secretary/Treasurer

                                   APPENDIX 1

                            FUND SHARES OUTSTANDING

     Holders of record of the shares of each Fund as of the close of business on August 6, 1999 (the "Record Date") will be entitled to one vote per share with respect to any matter presented for consideration at the Special Meeting on which such shareholders are entitled to vote. The table below sets forth the number of shares outstanding for each Fund as of August 6, 1999.

                                                  NUMBER OF SHARES OUTSTANDING
FUND:                                                AS OF AUGUST 6, 1999:
-----                                             ----------------------------
Ivy Asia Pacific Fund                                     1,094,981.388
Ivy Bond Fund                                            14,209,415.554
Ivy China Region Fund                                     2,464,275.537
Ivy Developing Nations Fund                               2,070,762.115
Ivy European Opportunities Fund                              79,216.314
Ivy Global Fund                                           1,510,355.804
Ivy Global Natural Resources Fund                         1,024,108.591
Ivy Global Science & Technology Fund                      1,456,975.634
Ivy Growth Fund                                          14,791,082.209
Ivy Growth with Income Fund                               6,330,299.468
Ivy International Fund                                   52,455,754.825
Ivy International Fund II                                14,611,092.748
Ivy International Small Companies Fund                      279,967.887
Ivy International Strategic Bond Fund                       111,222.105
Ivy Money Market Fund                                    28,934,533.010
Ivy Pan-Europe Fund                                         437,580.745
Ivy South America Fund                                      418,159.586
Ivy US Blue Chip Fund                                     1,088,970.083
Ivy US Emerging Growth Fund                               3,440,687.782

                                   APPENDIX 2

             BENEFICIAL OWNERS OF 5% OR MORE OF ANY CLASS OF A FUND

NAME OF FUND AND            NAME AND ADDRESS OF
CLASS OF SHARES:             BENEFICIAL OWNER:      NUMBER AND PERCENT OF SHARES:
----------------            -------------------     -----------------------------
Ivy Asia Pacific Fund,    Resources Trust Co.,      16,480.667 shares (6.45%)
  Class A                 (custodian) FBO Terry R.
                          Ramnanan, PO Box 5900,
                          Denver, CO 80217
Ivy Global Natural        Carn & Co., Riggs Bank    35,028.366 shares (5.10%)
  Resources Fund, Class   (TTEE). FBO Yazaki
  A                       Employee Savings and
                          Retirement Plan, P.O.
                          Box 96211, Washington,
                          DC 20090-6211
Ivy Growth With Income    Amalgamated Bank of New   242,250.290 shares (5.24%)
  Fund, Class A           York, C/F TWU-YC Private
                          Bus Lines, PO Box 370
                          Cooper Station, New
                          York, NY 10003
Ivy International Small   Mackenzie Investment      10,287.244 shares (11.56%)
  Companies Fund, Class   Management Inc.,* Via
  A                       Mizner Financial Plaza
                          700 South Federal
                          Highway, Suite 300, Boca
                          Raton, FL 33432
Ivy International         Prudential Securities     .200 shares (100%)
  Strategic Bond Fund,    Inc. FBO Jeffery S.
  Class A                 Berenson, 8506 Thorngate
                          Dr., Oakland Park, IL
                          60462-5992
Ivy Money Market Fund,    Carn & Co., Riggs Bank    2,543,507.700 shares (13.23%)
  Class A                 (TTEE) FBO Plexus Corp
                          401K Plan, PO Box 96211,
                          Washington, DC
                          20090-6211
                          William L. Barnwell MD &  1,590,241.610 shares (8.27%)
                          William M. Blackman MD
                          (TTEE) of the
                          Professional Eye Assoc
                          Inc 401K, 1111
                          Professional Bldg.,
                          Dalton, GA 30720
Ivy Pan-Europe Fund,      Mackenzie Investment      37,553.145 shares (26.51%)
  Class A                 Management Inc.,* Via
                          Mizner Financial Plaza
                          700 South Federal
                          Highway, Suite 300, Boca
                          Raton, FL 33432

NAME OF FUND AND            NAME AND ADDRESS OF
CLASS OF SHARES:             BENEFICIAL OWNER:      NUMBER AND PERCENT OF SHARES:
----------------            -------------------     -----------------------------
Ivy South America Fund,   William A. Maczko &       14,174.070 shares (5.81%)
  Class A                 Mildred E. Helm Maczko
                          2100 S. Ocean Ln., #1412
                          Ft. Lauderdale, FL 33316
Ivy International Small   PaineWebber, FBO B        5,880.313 shares (5.79%)
  Companies Fund, Class   Carmage Walls Trust #10,
  B                       FBO Lissa Walls Trust
                          and Cooper Walls TTEE,
                          PO Box 42828, Houston,
                          TX 77242
                          PaineWebber, FBO B        5,760.640 shares (5.67%)
                          Carmage Walls Trust #10,
                          FBO Cooper Walls Trust
                          and Cooper Walls TTEE,
                          PO Box 42828, Houston,
                          TX 77242
Ivy European              Mackenzie Investment      1.000 shares (100.00%)
  Opportunities Fund,     Management Inc.,* Via
  Class C                 Mizner Financial Plaza,
                          700 South Federal
                          Highway, Suite 300, Boca
                          Raton, FL 33432
Ivy Global Fund, Class C  IBT, (custodian) FBO      3,095.552 shares (12.27%)
                          Mattie A. Allen, 755
                          Selma Pl., San Diego, CA
                          92114-1711
                          PaineWebber, (custodian)  1,705.476 shares (6.76%)
                          FBO Robert D.
                          Cuthbertson, PO Box
                          3321, Weehawken, NJ
                          07087-8154
                          Prudential Securities     1,673.997 shares (6.63%)
                          Inc., FBO Kym Serrano,
                          1025 Manhattan Ave.,
                          Apt. 1, Brooklyn, NY
                          11222-5839
Ivy Global Natural        Francisco Rodriguez       12,247.348 shares (39.12%)
  Resources Fund, Class   Carreras & Louis
  C                       Rodriguez Aguilar JT
                          TEN, c/o Zarlene
                          Imports, 1550 E. Oakland
                          Park Blvd., Fort
                          Lauderdale, FL
                          33334-4425

NAME OF FUND AND            NAME AND ADDRESS OF
CLASS OF SHARES:             BENEFICIAL OWNER:      NUMBER AND PERCENT OF SHARES:
----------------            -------------------     -----------------------------
                          Francisco Rodriguez       8,168.398 shares (26.09%)
                          Carreras & Fuensanta
                          Rosario Rodriguez
                          Aguilar JT TEN, c/o
                          Zarlene Imports, 1550 E.
                          Oakland Park Blvd., Fort
                          Lauderdale, FL
                          33334-4425
                          Alma R. Buncsak TTEE of   2,034.101 shares (6.49%)
                          the Alma R. Buncsak Rev
                          Trust, 745 Cherokee
                          Path, Lake Mills, WI
                          53551
Ivy Growth Fund, Class C  IBT, (custodian) FBO      3,938.282 shares (29.49%)
                          Joseph L. Wright, 32211
                          Pierce Street, Garden
                          City, MI 48135
                          PaineWebber, FBO Cynthia  853.551 shares (6.39%)
                          N. Young, PO Box 3321,
                          Weehawken, NJ 07087-8154
                          Martin S. Sawyer & Ruth   844.906 shares (6.32%)
                          C. Sawyer, 5910 Wilson
                          Blvd., #413, Arlington,
                          VA 22205
Ivy Growth With Income    IBT, (custodian) FBO      4,678.117 shares (10.19%)
  Fund, Class C           Marcelette V. Manning
                          1371 Mt. View Lane,
                          Chula Vista, CA, 91911
                          Anthony L. Bassano &      3,204.999 shares (6.98%)
                          Marie E. Bassano, 8934
                          Bari Court, Port Richie,
                          FL 34668
                          Robert J. Laws &          3,079.916 shares (6.71%)
                          Katherine A. Laws JT
                          TEN, PO Box 723, Ramona,
                          CA 92065
                          IBT, (custodian) FBO      2,761.653 shares (6.01%)
                          Betty J. Carson, 1987
                          Higgins Lane, El Centro,
                          CA 92243
                          IBT, (custodian) FBO      2,647.476 shares (5.77%)
                          Vytautas Snieckus, 1250
                          E 276th Street, Euclid,
                          OH 44132
Ivy Money Market Fund,    PaineWebber, FBO Bruce    105,283.100 shares (31.96%)
  Class C                 Blank, PO Box 3321,
                          Weehawken, NJ 07087-8154

NAME OF FUND AND            NAME AND ADDRESS OF
CLASS OF SHARES:             BENEFICIAL OWNER:      NUMBER AND PERCENT OF SHARES:
----------------            -------------------     -----------------------------
                          Dain Rauscher Custodian   45,994.380 shares (13.96%)
                          FBO Donald G. Blair,
                          2407 Pine Bend;
                          Kingwood, TX 77339
                          Paul M. Bernard, 40       33,932.040 shares (10.30%)
                          Arrowhead Farm Road,
                          Boxford, MA 01921-2642
                          Diane C. Bernard, 40      33,932.040 shares (10.30%)
                          Arrowhead Farm Road,
                          Boxford, MA 01921-2642
Ivy South America Fund,   Susan L. McGowan, TTEE,   1,493.000 shares (7.64%)
  Class C                 Susan L. McGowan Trust
                          13440 Red Maple Circle
                          North Fort Myers, FL
                          33903
                          Edward R. McGowan Jr.,    1,124.801 shares (5.75%)
                          TTEE, Edward McGowan Jr.
                          Trust, 13440 Red Maple
                          Circle, Fort Myers, FL
                          33903
Ivy European              Mackenzie Investment      1.000 shares (100.00%)
  Opportunities Fund,     Management Inc.,* Via
  Class I                 Mizner Financial Plaza,
                          700 South Federal
                          Highway, Suite 300, Boca
                          Raton, FL 33432
Ivy International Fund,   State Street Bank,        300,961.615 shares (9.27%)
  Class I                 (TTEE) FBO Allison
                          Engines 200 Newport
                          Ave., 7th Floor North
                          Quincy, MA 02171
                          Lynspen and Company, PO   246,073.480 shares (7.58%)
                          Box 830804 Birmingham,
                          AL 35283
                          U A Local 447 Pension     240,427.057 shares (7.41%)
                          Trust Fund, 5841 Newman
                          Ct. Sacramento, CA 95819
                          Northern Trust Company,   170,347.562 shares (5.25%)
                          TTEE of the Great Lakes
                          Chemical RTMT Trust PO
                          Box 92956, 801 S. Canal
                          St., C1S, Chicago, IL
                          60675-2956

NAME OF FUND AND            NAME AND ADDRESS OF
CLASS OF SHARES:             BENEFICIAL OWNER:      NUMBER AND PERCENT OF SHARES:
----------------            -------------------     -----------------------------
                          Vanguard Fiduciary Trust  165,079.559 shares (5.08%)
                          Company, FBO Investment
                          & Employee Stock
                          Ownership Plan of Avista
                          Corp. PO Box 2600,
                          Valley Forge, PA 19482
Ivy Asia Pacific Fund,    Brown Brothers Harriman   1,093.361 shares (44.71%)
  Advisor Class           & Co Cust International
                          Solution 5, Attn: Terron
                          McGovern, 40 Water
                          Street, Boston, MA 02109
                          Brown Brothers Harriman   706.880 shares (28.91%)
                          & Co Cust International
                          Solution 4, Attn: Terron
                          McGovern, 40 Water
                          Street, Boston, MA 02109
                          Brown Brothers Harriman   644.737 shares (26.36%)
                          & Co Cust International
                          Solution 2, Attn: Terron
                          McGovern, 40 Water
                          Street, Boston, MA 02109
Ivy Bond Fund, Advisor    NFSC FEBO, C. William     11,412.711 shares (32.41%)
  Class                   Ferris, Michael
                          Landry/Keith Carlson,
                          700 South Federal
                          Highway, Boca Raton, FL
                          33432-6114
Ivy China Region Fund,    Brown Brothers Harriman   1,276.170 shares (27.29%)
  Advisor Class           & Co Cust International
                          Solution 4, Attn: Terron
                          McGovern, 40 Water
                          Street, Boston, MA 02109
                          Brown Brothers Harriman   1,082.567 shares (23.15%)
                          & Co Cust International
                          Solution 3, Attn: Terron
                          McGovern, 40 Water
                          Street, Boston, MA 02109
                          Brown Brothers Harriman   716.329 shares (15.32%)
                          & Co Cust International
                          Solution 5, Attn: Terron
                          McGovern, 40 Water
                          Street, Boston, MA 02109

NAME OF FUND AND            NAME AND ADDRESS OF
CLASS OF SHARES:             BENEFICIAL OWNER:      NUMBER AND PERCENT OF SHARES:
----------------            -------------------     -----------------------------
Ivy Developing Nations    NFSC FEBO, C. William     14,931.154 shares (83.77%)
  Fund, Advisor Class     Ferris, Michael
                          Landry/Keith Carlson,
                          700 South Federal
                          Highway, Boca Raton, FL
                          33432-6114
                          Brown Brothers Harriman   1,347.340 shares (7.55%)
                          & Co Cust International
                          Solution 5, Attn: Terron
                          McGovern, 40 Water
                          Street, Boston, MA 02109
                          Brown Brothers Harriman   1,178.280 shares (6.61%)
                          & Co Cust International
                          Solution 4, Attn: Terron
                          McGovern, 40 Water
                          Street, Boston, MA 02109
Ivy European              Mackenzie Investment      50,000.000 shares (99.99%)
  Opportunities Fund,     Management Inc.,* Via
  Advisor Class           Mizner Financial Plaza,
                          700 South Federal
                          Highway, Suite 300, Boca
                          Raton, FL 33432
Ivy Global Fund, Advisor  NFSC FEBO, C. William     30,052.274 shares (100.00%)
  Class                   Ferris, Michael
                          Landry/Keith Carlson,
                          700 South Federal
                          Highway, Boca Raton, FL
                          33432-6114
Ivy Global Natural        NFSC FEBO, C. William     2,020.679 shares (100.00%)
  Resources Fund,         Ferris, Michael
  Advisor Class           Landry/Keith Carlson,
                          700 South Federal
                          Highway, Boca Raton, FL
                          33432-6114
Ivy Growth Fund, Advisor  NFSC FEBO, C. William     17,316.916 shares (99.90%)
  Class                   Ferris, Michael
                          Landry/Keith Carlson,
                          700 South Federal
                          Highway, Boca Raton, FL
                          33432-6114
Ivy Growth with Income    NFSC FEBO, C. William     25,541.235 shares (100.00%)
  Fund, Advisor Class     Ferris, Michael
                          Landry/Keith Carlson,
                          700 South Federal
                          Highway, Boca Raton, FL
                          33432-6114

NAME OF FUND AND            NAME AND ADDRESS OF
CLASS OF SHARES:             BENEFICIAL OWNER:      NUMBER AND PERCENT OF SHARES:
----------------            -------------------     -----------------------------
Ivy International Small   Brown Brothers Harriman   1,466.894 shares (40.87%)
  Companies Fund,         & Co Cust International
  Advisor Class           Solution 3, Attn: Terron
                          McGovern, 40 Water
                          Street, Boston, MA 02109
                          Brown Brothers Harriman   784.398 shares (21.85%)
                          & Co Cust International
                          Solution 4, Attn: Terron
                          McGovern, 40 Water
                          Street, Boston, MA 02109
                          Brown Brothers Harriman   733.654 shares (20.44%)
                          & Co Cust International
                          Solution 5, Attn: Terron
                          McGovern, 40 Water
                          Street, Boston, MA 02109
                          Brown Brothers Harriman   302.002 shares (8.41%)
                          & Co Cust International
                          Solution 1, Attn: Terron
                          McGovern, 40 Water
                          Street, Boston, MA 02109
                          Brown Brothers Harriman   302.002 shares (8.41%)
                          & Co Cust International
                          Solution 2, Attn: Terron
                          McGovern, 40 Water
                          Street, Boston, MA 02109
Ivy International         Mackenzie Investment      101,274.375 shares (92.17%)
  Strategic Bond Fund,    Management Inc.,* Via
  Advisor Class           Mizner Financial Plaza,
                          700 South Federal
                          Highway, Suite 300, Boca
                          Raton, FL 33432
Ivy Pan-Europe Fund,      NFSC FEBO, C. William     3,113.401 shares (31.57%)
  Advisor Class           Ferris, Michael
                          Landry/Keith Carlson,
                          700 South Federal
                          Highway, Boca Raton, FL
                          33432-6114
                          Brown Brothers Harriman   1,191.995 shares (12.08%)
                          & Co Cust International
                          Solution 3, Attn: Terron
                          McGovern, 40 Water
                          Street, Boston, MA 02109

NAME OF FUND AND            NAME AND ADDRESS OF
CLASS OF SHARES:             BENEFICIAL OWNER:      NUMBER AND PERCENT OF SHARES:
----------------            -------------------     -----------------------------
                          Brown Brothers Harriman   850.077 shares (8.62%)
                          & Co Cust International
                          Solution 4, Attn: Terron
                          McGovern, 40 Water
                          Street, Boston, MA 02109
                          Brown Brothers Harriman   594.395 shares (6.02%)
                          & Co Cust International
                          Solution 5, Attn: Terron
                          McGovern, 40 Water
                          Street, Boston, MA 02109
Ivy South America Fund,   Brown Brothers Harriman   1,289.771 shares (57.55%)
  Advisor Class           & Co Cust International
                          Solution 4, Attn: Terron
                          McGovern, 40 Water
                          Street, Boston, MA 02109
                          Brown Brothers Harriman   951.188 shares (42.44%)
                          & Co Cust International
                          Solution 5, Attn: Terron
                          McGovern, 40 Water
                          Street, Boston, MA 02109
Ivy US Blue Chip Fund,    Mackenzie Investment      50,001.000 shares (70.70%)
  Advisor Class           Management Inc.,* Via
                          Mizner Financial Plaza,
                          700 South Federal
                          Highway, Suite 300, Boca
                          Raton, FL 33432
                          NFSC FEBO, C. William     16,112.350 shares (22.78%)
                          Ferris, Michael
                          Landry/Keith Carlson,
                          700 South Federal
                          Highway, Boca Raton, FL
                          33432-6114
Ivy US Emerging Growth    NFSC FEBO, C. William     21,447.540 shares (85.30%)
  Fund, Advisor Class     Ferris, Michael
                          Landry/Keith Carlson,
                          700 South Federal
                          Highway, Boca Raton, FL
                          33432-6114

---------------
* Mackenzie Investment Management Inc. is both the shareholder of record and beneficial owner of the shares noted.

                                   EXHIBIT A

                    PROPOSED FUNDAMENTAL INVESTMENT POLICIES

ALL FUNDS EXCEPT IVY INTERNATIONAL STRATEGIC BOND FUND AND IVY SOUTH AMERICA
FUND:

     The Fund has elected to be classified as a diversified series of an open-end investment company.

ALL FUNDS EXCEPT IVY GLOBAL NATURAL RESOURCES FUND:

     The Fund will not purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in commodities futures contracts and options thereon to the extent permitted by its Prospectus.

IVY GLOBAL NATURAL RESOURCES FUND:

     The Fund will not purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in (a) commodities futures contracts and options thereon to the extent permitted by its Prospectus, and (b) commodities relating to natural resources, as described in its Prospectus.

ALL FUNDS OTHER THAN IVY MONEY MARKET FUND:

     The Fund will not concentrate its investments in a particular industry, as the term "concentrate" is interpreted in connection with the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

IVY MONEY MARKET FUND:

     The Fund will not concentrate its investments in a particular industry, as the term "concentrate" is interpreted in connection with the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, although the Fund may concentrate its investments in instruments issued by domestic banks in accordance with its Prospectus and applicable law.

IN ADDITION, AS A MATTER OF FUNDAMENTAL POLICY, EACH FUND WILL NOT:

          1. borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

          2. issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

          3. engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

          4. purchase or sell real estate (which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities; or

          5. make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

                                   EXHIBIT B

                    CURRENT FUNDAMENTAL INVESTMENT POLICIES

                             IVY ASIA PACIFIC FUND

     As a matter of fundamental policy, the Fund may not:

          (1) Invest in real estate, real estate mortgage loans, commodities or interests in oil, gas and/or mineral exploration or development programs, although (a) the Fund may purchase and sell marketable securities of issuers which are secured by real estate, (b) the Fund may purchase and sell securities of issuers which invest or deal in real estate, (c) the Fund may enter into forward foreign currency contracts as described in the Fund's prospectus, and (d) the Fund may write or buy puts, calls, straddles or spreads and may invest in commodity futures contracts and options on futures contracts.

          (2) Purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions, but the Fund may make margin deposits in connection with transactions in options, futures and options on futures;

          (3) Make loans, except that this restriction shall not prohibit (a) the purchase and holding of a portion of an issue of publicly distributed debt securities, (b) the entry into repurchase agreements with banks or broker-dealers, or (c) the lending of the Fund's portfolio securities in accordance with applicable guidelines established by the Securities and Exchange Commission ("SEC") and any guidelines established by the Trust's Trustees;

          (4) Borrow money, except as a temporary measure for extraordinary or emergency purposes, and provided that the Fund maintains asset coverage of 300% for all borrowings;

          (5) Lend any funds or other assets, except that this restriction shall not prohibit (a) the entry into repurchase agreements, (b) the purchase of publicly distributed bonds, debentures and other securities of a similar type, or privately placed municipal or corporate bonds, debentures and other securities of a type customarily purchased by institutional investors or publicly traded in the securities markets, or (c) the lending of portfolio securities (provided that the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents maintained on a daily marked-to-market basis in an amount at least equal to the market value of the securities loaned);

          (6) Purchase securities of any one issuer (except U.S. Government securities) if as a result more than 5% of the Fund's total assets would be invested in such issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer; provided, however, that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations;

          (7) Make an investment in securities of companies in any one industry (except obligations of domestic banks or the U.S. Government, its agencies, authorities, or instrumentalities), if such investment would cause investments in such industry to exceed 25% of the market value of the Fund's total assets at the time of such investment;

          (8) Participate in an underwriting or selling group in connection with the public distribution of securities except for its own capital stock; or

          (9) Issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and except to the extent that shares of the separate classes or series of the Trust may be deemed to be senior securities; provided that collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction.

                                 IVY BOND FUND

     As a matter of fundamental policy, the Fund may not:

          (1) Invest in real estate, real estate mortgage loans, commodities, commodity futures contracts or interests in oil, gas and/or mineral exploration or development programs, although the Fund may purchase and sell (a) securities which are secured by real estate, (b) securities of issuers which invest or deal in real estate, and (c) futures contracts as described in the Fund's prospectus;

          (2) Make investments in securities for the purpose of exercising control over or management of the issuer;

          (3) Purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin;

          (4) Make loans, except that this restriction shall not prohibit (a) the purchase and holding of a portion of an issue of publicly distributed debt securities, (b) the lending of portfolio securities (provided that the loan in secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents maintained on daily market-to-market basis in an amount at least equal to the current market value of the securities loaned), or (c) the entry into repurchase agreements with banks or broker-dealers;

          (5) Borrow amounts in excess of 10% of its total assets, taken at the lower of cost or market value, and then only from banks as a temporary measure for extraordinary or emergency purposes;

          (6) Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund (except as may be necessary in connection with permitted borrowings and then not in excess of 20% of the Fund's total assets); provided, however, this does not prohibit escrow, collateral or margin arrangements in connection with its use of options, short sales, futures contracts and options on future contracts;

          (7) Purchase securities of any one issuer (except U.S. Government securities) if as a result more than 5% of the Fund's total assets would be invested in such issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer; provided, however, that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations;

          (8) Purchase the securities of issuers conducting their principal business activities in the same industry if immediately after such purchase the value of the Fund's investments in such industry would exceed 25% of the value of the total assets of the Fund;

          (9) Participate on a joint or a joint and several basis in any trading account in securities. The "bunching" of orders of the Fund -- or of the Fund and of other accounts under the investment management of the persons rendering investment advice to the Fund -- for the sale or purchase of portfolio securities shall not be considered participation in a joint securities trading account;

          (10) Act as an underwriter of securities;

          (11) Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with any repurchase agreement or any permitted borrowing; or

          (12) Make short sales of securities or maintain a short position.

                             IVY CHINA REGION FUND

     As a matter of fundamental policy, the Fund may not:

          (1) borrow money, except for temporary purposes where investment transactions might advantageously require it. Any such loan may not be for a period in excess of 60 days, and the aggregate amount of all outstanding loans may not at any time exceed 10% of the value of the total assets of the Fund at the time any such loan is made;

          (2) purchase securities on margin;

          (3) sell securities short;

          (4) lend any funds or other assets, except that this restriction shall not prohibit (a) the entry into repurchase agreements, (b) the purchase of publicly distributed bonds, debentures and other securities of a similar type, or privately placed municipal or corporate bonds, debentures and other securities of a type customarily purchased by institutional investors or publicly traded in the securities markets, or (c) the lending of portfolio securities (provided that the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents maintained on a daily marked-to-market basis in an amount at least equal to the market value of the securities loaned);

          (5) participate in an underwriting or selling group in connection with the public distribution of securities except for its own capital stock;

          (6) purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions to the extent permitted by the Investment Company Act of 1940;

          (7) purchase or sell real estate or commodities and commodity contracts;

          (8) make an investment in securities of companies in any one industry (except obligations of domestic banks or the U.S. government, its agencies, authorities, or instrumentalities) if such investment would cause investments in such industry to exceed 25% of the market value of the Fund's total assets at the time of such investment;

          (9) issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and except to the extent that shares of the separate classes or series of the Trust may be deemed to be senior securities; provided that collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction; or

          (10) purchase securities of any one issuer (except U.S. Government securities) if as a result more than 5% of the Fund's total assets would be invested in such issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer; provided, however, that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations.

                          IVY DEVELOPING NATIONS FUND

     As a matter of fundamental policy, the Fund may not:

          (1) borrow money, except for temporary or emergency purposes; provided that the Fund Maintains asset coverage of 300% for all borrowings;

          (2) purchase securities on margin;

          (3) sell securities short;

          (4) lend any funds or other assets, except that this restriction shall not prohibit (a) the entry into repurchase agreements, (b) the purchase of publicly distributed bonds, debentures and other securities of a similar type, or privately placed municipal or corporate bonds, debentures and other securities of a type customarily purchased by institutional investor or publicly traded in the securities markets, or (c) the lending of portfolio securities (provided that the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents maintained on a daily marked-to-market basis in an amount at least equal to the market value of the securities loaned);

          (5) participate in the underwriting or selling group in connection with the public distribution of securities except for its own capital stock;

          (6) purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than capital stock of the Fund), but such persons or firms may act a brokers for the Fund for customary commissions to the extent permitted by the Investment Company Act of 1940;

          (7) purchase or sell real estate or commodities and commodity contracts;

          (8) make an investment in securities of companies in any one industry (except obligations of domestic banks or the U.S. Government, its agencies, authorities, or instrumentalities) if such investment would cause investments in such industry to exceed 25% of the market value of the Fund's total assets at the time of such investment;

          (9) issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and except to the extent that shares of the separate classes or series of the Trust may be deemed to be senior securities; provided that collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction; or

          (10) purchase securities of any one issuer (except U.S. Government securities) if as a result more than 5% of the Fund's total assets would be invested in such issuer or the Fund would own or hold more than 10% of the outstanding voting securities of the issuer; provided, however, that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations.

                        IVY EUROPEAN OPPORTUNITIES FUND

     As a matter of fundamental policy, the Fund may not:

          (1) make an investment in securities of companies in any one industry (except obligations of domestic banks or the U.S. Government, its agencies, authorities, or instrumentalities) if such investment would cause investments in such industry to exceed 25% of the market value of the Fund's total assets at the time of such investment;

          (2) issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and except to the extent that shares of the separate classes or series of the Trust may be deemed to be senior securities; provided that collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction;

          (3) purchase securities of any one issuer (except U.S. Government securities) if as a result more than 5% of the Fund's total assets would be invested in such issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer; provided, however, that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations;

          (4) purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions, but the Fund may make margin deposits in connection with transactions in options, futures and options on futures;

          (5) make loans, except this restriction shall not prohibit (a) the purchase and holding of a portion of an issue of publicly distributed debt securities, (b) the entry into repurchase agreements with banks or broker-dealers, or (c) the lending of the Fund's portfolio securities in accordance with applicable guidelines established by the Securities and Exchange Commission (the "SEC") and any guidelines established by the Trust's Trustees;

          (6) make investments in securities for the purpose of exercising control over or management of the issuer;

          (7) act as an underwriter of securities, except to the extent that, in connection with the sale of securities, it may be deemed to be an underwriter under applicable securities laws;

          (8) borrow money, except for temporary, extraordinary or emergency purposes, and provided that the Fund maintains asset coverage of 300% for all borrowings; or

          (9) invest in real estate, real estate mortgage loans, commodities or interests in oil, gas and/or mineral exploration or development programs (other than securities of companies that invest in or sponsor such programs), although (a) the Fund may purchase and sell marketable securities of issuers which are secured by real estate, (b) the Fund may purchase and sell securities of issuers which invest or deal in real estate, (c) the Fund may enter into forward foreign currency contracts as described in the Fund's prospectus, and (d) the Fund may write or buy puts, calls, straddles or spreads and may invest in commodity futures contracts and options on futures contracts.

                                IVY GLOBAL FUND

     As a matter of fundamental policy, the Fund may not:

          (1) Invest in real estate, real estate mortgage loans, commodities or interests in oil, gas and/or mineral exploration or development programs, although (a) the Fund may purchase and sell marketable securities of issuers which are secured by real estate, (b) the Fund may purchase and sell securities of issuers which invest or deal in real estate, (c) the Fund may enter into forward foreign currency contracts as described in the Fund's prospectus, and (d) the Fund may write or buy puts, calls, straddles or spreads and may invest in commodity futures contracts and options on futures contracts.

          (2) Purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions, but the Fund may make margin deposits in connection with transactions in options, futures and options on futures;

          (3) Make loans, except that this restriction shall not prohibit (a) the purchase and holding of a portion of an issue of publicly distributed debt securities, (b) the entry into repurchase agreements with banks or broker-dealers, or (c) the lending of the Fund's portfolio securities in accordance with applicable guidelines established by the Securities and Exchange Commission ("SEC") and any guidelines established by the Trust's Trustees;

          (4) Purchase securities of any one issuer (except U.S. Government securities) if as a result more than 5% of the Fund's total assets would be invested in such issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer; provided, however, that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations;

          (5) Make investments in securities for the purpose of exercising control over or management of the issuer;

          (6) Participate on a joint or a joint and several basis in any trading account in securities. The "bunching" of orders of the Fund and of other accounts under the investment management of the Manager for the sale or purchase of portfolio securities shall not be considered participation in a joint securities trading account;

          (7) Borrow amounts in excess of 10% of its total assets, taken at the lower of cost or market value, and then only from banks as a temporary measure for extraordinary or emergency purposes. All borrowings will be repaid before any additional investments are made;

          (8) Purchase the securities of issuers conducting their principal business activities in the same industry if immediately after such purchase the value of the Fund's investments in such industry would exceed 25% of the value of the total assets of the Fund;

          (9) Act as an underwriter of securities, except to the extent that, in connection with the sale of securities, it may be deemed to be an underwriter under applicable securities laws;

          (10) Purchase any security if, as a result, the Fund would then have more than 5% of its total assets (taken at current value) invested in securities restricted as to disposition under the Federal securities laws;

          (11) Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with any repurchase agreement or any permitted borrowing; or

          (12) Purchase securities of another investment company, except in connection with a merger, consolidation, reorganization or acquisition of assets, and except that the Fund may invest in securities of other investment companies subject to the restrictions in Section 12(d)(1) of the Investment Company Act of 1940 (the "1940 Act").

                       IVY GLOBAL NATURAL RESOURCES FUND

     As a matter of fundamental policy, the Fund may not:

          (1) make an investment in securities of companies in any one industry (except obligations of domestic banks or the U.S. Government, its agencies, authorities, or instrumentalities) if such investment would cause investments in such industry to exceed 25% of the market value of the Fund's total assets at the time of such investment;

          (2) issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and except to the extent that shares of the separate classes or series of the Trust may be deemed to be senior securities; provided that collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction;

          (3) purchase securities of any one issuer (except U.S. Government securities) if as a result more than 5% of the Fund's total assets would be invested in such issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer; provided, however, that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations;

          (4) purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions, but the Fund may make margin deposits in connection with transactions in options, futures and options on futures;

          (5) make loans, except this restriction shall not prohibit (a) the purchase and holding of a portion of an issue of publicly distributed debt securities, (b) the entry into repurchase agreements with banks or broker-dealers, or (c) the lending of the Fund's portfolio securities in accordance with applicable guidelines established by the Securities and Exchange Commission (the "SEC") and any guidelines established by the Trust's Trustees;

          (6) make investments in securities for the purpose of exercising control over or management of the issuer;

          (7) act as an underwriter of securities, except to the extent that, in connection with the sale of securities, it may be deemed to be an underwriter under applicable securities laws;

          (8) borrow money, except as a temporary measure for extraordinary or emergency purposes, and provided that the Fund maintains asset coverage of 300% for all borrowings;

          (9) lend any funds or other assets, except that this restriction shall not prohibit (a) the entry into repurchase agreements, (b) the purchase of publicly distributed bonds, debentures and other securities of a similar type, or privately placed municipal or corporate bonds, debentures and other securities of a type customarily purchased by institutional investors or publicly traded in the securities markets, or (c) the lending of portfolio securities (provided that the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents maintained on a daily market-to market basis in an amount at least equal to the market value of the securities loaned); or

          (10) invest in real estate, real estate mortgage loans, commodities or interests in oil, gas and/ mineral exploration or development programs, although (a) the Fund may purchase and sell marketable securities of issuers which are secured by real estate, (b) the Fund may purchase and sell securities of issuers which invest or deal in real estate, (c) the Fund may enter into forward foreign currency contracts as described in the Fund's prospectus, (d) the Fund may write or buy puts, calls, straddles or spreads and may invest in commodity futures contracts and options on futures contracts, and (e) the Fund may invest in physical commodities as described in the Fund's prospectus and SAI.

                      IVY GLOBAL SCIENCE & TECHNOLOGY FUND

     As a matter of fundamental policy, the Fund may not:

          (1) borrow money, except as a temporary measure for extraordinary or emergency purposes, and provided that the Fund maintains asset coverage of 300% for all borrowings;

          (2) purchase securities on margin;

          (3) sell securities short, except for short sales "against the box";

          (4) lend any funds or other assets, except that this restriction shall not prohibit (a) the entry into repurchase agreements, (b) the purchase of publicly distributed bonds, debentures and other securities of a similar type, or privately placed municipal or corporate bonds, debentures and other securities of a type customarily purchased by institutional investors or publicly traded in the securities markets, or (c) the lending of portfolio securities (provided that the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents maintained on a daily marked-to-market basis in an amount at least equal to the market value of the securities loaned;

          (5) participate in an underwriting or selling group in connection with the public distribution of securities, except for its own capital stock, and except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the Federal securities laws;

          (6) purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions to the extent permitted by the 1940 Act;

          (7) purchase or sell real estate or commodities and commodity contracts, provided however, that the Fund may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate or interests therein, and except that, subject to the policies and restrictions set forth in the Prospectus and elsewhere in this SAI, (i) the Fund may enter into futures contracts, and options thereon, and (ii) the Fund may enter into forward foreign currency contracts and currency futures contracts, and options thereon;

          (8) make an investment in securities of companies in any one industry (except obligations of domestic banks or the U.S. Government, its agencies, authorities, or instrumentalities) if such investment would cause investments in such industry to exceed 25% of the market value of the Fund's total assets at the time of such investment;

          (9) issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and except to the extent that shares of the separate classes or series of the Trust may be deemed to be senior securities; provided that collateral arrangements with respect to currency-related contracts, futures con-tracts, options or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction; or

          (10) purchase securities of any one issuer (except U.S. Government securities) if as a result more than 5% of the Fund's total assets would be invested in such issuer or the Fund would owner hold more than 10% of the outstanding voting securities of that issuer; provided, however, that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations.

                                IVY GROWTH FUND

     As a matter of fundamental policy, the Fund may not:

          (1) borrow money, except for temporary purposes where investment transactions might advantageously require it. Any such loan may not be for a period in excess of 60 days, and the aggregate amount of all outstanding loans may not at any time exceed 10% of the value of the total assets of the Fund at the time any such loan is made;

          (2) purchase securities on margin;

          (3) sell securities short;

          (4) lend any funds or other assets, except that this restriction shall not prohibit (a) the entry into repurchase agreements or (b) the purchase of publicly distributed bonds, debentures and other securities of a similar type, or privately placed municipal or corporate bonds, debentures and other securities of a type customarily purchased by institutional investors or publicly traded in the securities markets;

          (5) participate in an underwriting or selling group in connection with the public distribution of securities except for its own capital stock;

          (6) purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions to the extent permitted by the Investment Company Act of 1940;

          (7) purchase or sell real estate or commodities and commodity contracts;

          (8) make an investment in securities of companies in any one industry (except obligations of domestic banks or the U.S. Government, its agencies, authorities, or instrumentalities) if such investment would cause investments in such industry to exceed 25% of the market value of the Fund's total assets at the time of such investment;

          (9) issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and except to the extent that shares of the separate classes or series of the Trust may be deemed to be senior securities; provided that collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction;

          (10) invest more than 5% of the value of its total assets in the securities of any one issuer (except obligations of domestic banks or the U.S. Government, its agencies, authorities and instrumentalities);

          (11) hold more than 10% of the voting securities of any one issuer (except obligations of domestic banks or the U.S. Government, its agencies, authorities and instrumentalities); or

          (12) purchase the securities of any other open-end investment company, except as part of a plan of merger or consolidation.

                          IVY GROWTH WITH INCOME FUND

     As a matter of fundamental policy, the Fund may not:

          (1) borrow money, except for temporary purposes where investment transactions might advantageously require it. Any such loan may not be for a period in excess of 60 days, and the aggregate amount of all outstanding loans may not at any time exceed 10% of the value of the total assets of the Fund at the time any such loan is made;

          (2) purchase securities on margin;

          (3) sell securities short;

          (4) lend any funds or other assets, except that this restriction shall not prohibit (a) the entry into repurchase agreements or (b) the purchase of publicly distributed bonds, debentures and other securities of a similar type, or privately placed municipal or corporate bonds, debentures and other securities of a type customarily purchased by institutional investors or publicly traded in the securities markets;

          (5) participate in an underwriting or selling group in connection with the public distribution of securities except for its own capital stock;

          (6) purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions to the extent permitted by the 1940 Act;

          (7) purchase or sell real estate or commodities and commodity contracts;

          (8) make an investment in securities of companies in any one industry (except obligations of domestic banks or the U.S. Government, its agencies, authorities, or instrumentalities) if such investment would cause investments in such industry to exceed 25% of the market value of the Fund's total assets at the time of such investment;

          (9) issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and except to the extent that shares of the separate classes or series of the Trust may be deemed to be senior securities; provided that collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction;

          (10) invest more than 5% of the value of its total assets in the securities of any one issuer (except obligations of domestic banks or the U.S. Government, its agencies, authorities and instrumentalities);

          (11) hold more than 10% of the voting securities of any one issuer (except obligations of domestic banks or the U.S. Government, it agencies, authorities and instrumentalities); or

          (12) purchase the securities of any other open-end investment company, except as part of a plan of merger or consolidation.

                             IVY INTERNATIONAL FUND

     As a matter of fundamental policy, the Fund may not:

          (1) borrow money, except for temporary purposes where investment transactions might advantageously require it. Any such loan may not be for a period in excess of 60 days, and the aggregate amount of all outstanding loans may not at any time exceed 10% of the value of the total assets of the Fund at the time any such loan is made;

          (2) purchase securities on margin;

          (3) sell securities short;

          (4) lend any funds or other assets, except that this restriction shall not prohibit (a) the entry into repurchase agreements or (b) the purchase of publicly distributed bonds, debentures and other securities of a similar type, or privately placed municipal or corporate bonds, debentures and other securities of a type customarily purchased by institutional investors or publicly traded in the securities markets;

          (5) participate in an underwriting or selling group in connection with the public distribution of securities except for its own capital stock;

          (6) purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions to the extent permitted by the 1940 Act;

          (7) purchase or sell real estate or commodities and commodity contracts;

          (8) make an investment in securities of companies in any one industry (except obligations of domestic banks or the U.S. Government, its agencies, authorities, or instrumentalities) if such investment would cause investments in such industry to exceed 25% of the market value of the Fund's total assets at the time of such investment;

          (9) issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and except to the extent that shares of the separate classes or series of the Trust may be deemed to be senior securities; provided that collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction;

          (10) invest more than 5% of the value of its total assets in the securities of any one issuer (except obligations of domestic banks or the U.S. Government, its agencies, authorities, and instrumentalities);

          (11) hold more than 10% of the voting securities of any one issuer (except obligations of domestic banks or the U.S. Government, its agencies, authorities and instrumentalities); or

          (12) purchase the securities of any other open-end investment company, except as part of a plan of merger or consolidation.

                           IVY INTERNATIONAL FUND II

     As a matter of fundamental policy, the Fund may not:

          (1) make an investment in securities of companies in any one industry (except obligation of domestic banks or the U.S. Government, its agencies, authorities, or instrumentalities) if such investment would cause investments in such industry to exceed 25% of the market value of the Fund's total assets at the time of such investment;

          (2) issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and except to the extent that shares of the separate classes or series of the Trust may be deemed to be senior securities; provided that collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction;

          (3) participate in an underwriting or selling group in connection with the public distribution of securities except for its own capital stock;

          (4) purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions to the extent permitted by the Investment Company Act of 1940;

          (5) purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions, but the Fund may make margin deposits in connection with transactions in options, futures and options on futures;

          (6) make loans, except this restriction shall not prohibit (a) the purchase and holding of a portion of an issue of publicly distributed debt securities, (b) the entry into repurchase agreements with banks or broker-dealers, or (c) the lending of the Fund's portfolio securities in accordance with applicable guidelines established by the Securities and Exchange Commission (the "SEC") and any guidelines established by the Trust's Trustees;

          (7) borrow money, except as a temporary measure for extraordinary or emergency purposes, and provided that the Fund maintains assets coverage of 300% for all borrowings;

          (8) invest more than 5% of the value of its total assets in the securities of any one issuer (except obligations of domestic banks or the U.S. Government, its agencies, authorities and instrumentalities);

          (9) purchase the securities of any other open-end investment company, except as part of a plan of merger or consolidations; or

          (10) purchase or sell real estate or commodities and commodity contracts.

                     IVY INTERNATIONAL SMALL COMPANIES FUND

     As a matter of fundamental policy, the Fund may not:

          (1) Invest in real estate, real estate mortgage loans, commodities or interests in oil, gas and/or mineral exploration or development programs, although (a) the Fund may purchase and sell marketable securities of issuers which are secured by real estate, (b) the Fund may purchase and sell securities of issuers which invest or deal in real estate, (c) the Fund may enter into forward foreign currency contracts as described in the Fund's prospectus, and (d) the Fund may write or buy puts, calls, straddles or spreads and may invest in commodity futures contracts and options on futures contracts;

          (2) Make investments in securities for the purpose of exercising control over or management of the issuer;

          (3) Purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions, but the Fund may make margin deposits in connection with transactions in options, futures and options on futures;

          (4) Make loans, except that this restriction shall not prohibit (a) the purchase and holding of a portion of an issue of publicly distributed debt securities, (b) the entry into repurchase agreements with banks or broker-dealers, or (c) the lending of portfolio securities in accordance with applicable guidelines established by the Securities and Exchange Commission ("SEC") and any guidelines established by the Trust's Trustees;

          (5) Borrow money, except as a temporary measure for extraordinary or emergency purposes, and provided that the Fund maintains asset coverage of 300% for all borrowings;

          (6) Lend any funds or other assets, except that this restriction shall not prohibit (a) the entry into repurchase agreements, (b) the purchase of publicly distributed bonds, debentures and other securities of a similar type, or privately placed municipal or corporate bonds, debentures and other securities of a type customarily purchased by institutional investors or publicly traded in the securities markets, or (c) the lending of portfolio securities (provided that the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents maintained on a daily marked-to-market basis in an amount at least equal to the market value of the securities loaned);

          (7) Purchase securities of any one issuer (except U.S. Government securities) if as a result more than 5% of the Fund's total assets would be invested in such issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer; provided, however, that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations;

          (8) Make an investment in securities of companies in any one industry (except obligations of domestic banks or the U.S. Government, its agencies, authorities, or instrumentalities), if such investment would cause investments in such industry to exceed 25% of the market value of the Fund's total assets at the time of such investment;

          (9) Act as an underwriter of securities, except to the extent that, in connection with the sale of securities, it may be deemed to be an underwriter under applicable securities laws; or

          (10) Issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and except to the extent that shares of the separate classes or series of the Trust may be deemed to be senior securities; provided that collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction.

                     IVY INTERNATIONAL STRATEGIC BOND FUND

     As a matter of fundamental policy, the Fund may not:

          (1) Invest in real estate, real estate mortgage loans, commodities, commodity futures contracts or interests in oil, gas and/or mineral exploration or development programs, although the Fund may purchase and sell (a) securities which are secured by real estate, (b) securities of issuers which invest or deal in real estate, and (c) interest rate, currency and other financial futures contracts and related options;

          (2) Make investments in securities for the purpose of exercising control over or management of the issuer;

          (3) Participate on a joint or a joint and several basis in any trading account in securities. The "bunching" of orders of the Fund -- or of the Fund and of other accounts under the investment management of the persons rendering investment advice to the Fund -- for the sale or purchase of portfolio securities shall not be considered participation in a joint securities trading account;

          (4) Purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions; the deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin;

          (5) Make loans, except that this restriction shall not prohibit (a) the purchase and holding of a portion of an issue of debt securities, (b) the lending of portfolio securities in accordance with applicable guidelines established by the SEC and any guidelines established by the Trust's Trustees, or (c) entry into repurchase agreements with banks or broker-dealers;

          (6) Borrow amounts in excess of 20% of its total assets, taken at the lower of cost or market value, and then only from banks as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements, provided that the Fund maintains net asset coverage of at least 300% for all borrowings;

          (7) Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund (except as may be necessary in connection with permitted borrowings and then not in excess of 20% of the Fund's total assets); provided, however, this does not prohibit escrow, collateral or margin arrangements in connection with its use of options, short sales, futures contracts and options on future contracts;

          (8) Purchase the securities of issuers conducting their principal business activities in the same industry if immediately after such purchase the value of the Fund's investments in such industry would exceed 25% of the value of the total assets of the Fund;

          (9) Act as an underwriter of securities, except to the extent that, in connection with the sale of securities, it may be deemed to be an underwriter under applicable securities laws; or

          (10) Issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and except to the extent that shares of the separate classes or series of the Trust may be deemed to be senior securities; provided that collateral arrangements with respect to currency-related contracts, futures contracts, short sales, swap contracts, options or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction.

                             IVY MONEY MARKET FUND

     As a matter of fundamental policy, the Fund may not:

          (1) borrow money, except for temporary purposes where investment transactions might advantageously require it. Any such loan may not be for a period in excess of 60 days, and the aggregate amount of all outstanding loans may not at any time exceed 10% of the value of the total assets of the Fund at the time any such loan is made;

          (2) purchase securities on margin;

          (3) sell securities short;

          (4) lend any funds or other assets, except that this restriction shall not prohibit (a) the entry into repurchase agreements or (b) the purchase of publicly distributed bonds, debentures and other securities of a similar type, or privately placed municipal or corporate bonds, debentures and other securities of a type customarily purchased by institutional investors or publicly traded in the securities markets;

          (5) participate in an underwriting or selling group in connection with the public distribution of securities except for its own capital stock;

          (6) invest more than 5% of the value of its total assets in the securities of any one issuer (except obligations of domestic banks or the U.S. Government, its agencies, authorities and instrumentalities);

          (7) hold more than 10% of the voting securities of any one issuer (except obligations of domestic banks or the U.S. Government, its agencies, authorities and instrumentalities);

          (8) purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions to the extent permitted by the 1940 Act;

          (9) purchase or sell real estate or commodities and commodity contracts;

          (10) purchase the securities of any other open-end investment company, except as part of a plan of merger or consolidation;

          (11) make an investment in securities of companies in any one industry (except obligations of domestic banks or the U.S. Government, its agencies, authorities, or instrumentalities) if such investment would cause investments in such industry to exceed 25% of the market value of the Fund's total assets at the time of such investment; or

          (12) issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and except to the extent that shares of the separate classes or series of the Trust may be deemed to be senior securities.

                              IVY PAN-EUROPE FUND

     As a matter of fundamental policy, the Fund may not:

          (1) Invest in real estate, real estate mortgage loans, commodities or interests in oil, gas and/or mineral exploration or development programs, although (a) the Fund may purchase and sell marketable securities of issuers which are secured by real estate, (b) the Fund may purchase and sell securities of issuers which invest or deal in real estate, (c) the Fund may enter into forward foreign currency contracts as described in the Fund's prospectus, and (d) the Fund may write or buy puts, calls, straddles or spreads and may invest in commodity futures contracts and options on futures contracts.

          (2) Make investments in securities for the purpose of exercising control over or management of the issuer;

          (3) Purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions, but the Fund may make margin deposits in connection with transactions in options, futures and options on futures;

          (4) Make loans, except that this restriction shall not prohibit (a) the purchase and holding of a portion of an issue of publicly distributed debt securities, (b) the entry into repurchase agreements with banks or broker-dealers, or (c) the lending of portfolio securities in accordance with applicable guidelines established by the Securities and Exchange Commission ("SEC") and any guidelines established by the Trust's Trustees;

          (5) Borrow money, except as a temporary measure for extraordinary or emergency purposes, and provided that the Fund maintains asset coverage of 300% for all borrowings;

          (6) Purchase securities of any one issuer (except U.S. Government securities) if as a result more than 5% of the Fund's total assets would be invested in such issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer; provided, however, that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations;

          (7) Make an investment in securities of companies in any one industry (except obligations of domestic banks or the U.S. Government, its agencies, authorities, or instrumentalities), if such investment would cause investments in such industry to exceed 25% of the market value of the Fund's total assets at the time of such investment;

          (8) Act as an underwriter of securities, except to the extent that, in connection with the sale of securities, it may be deemed to be an underwriter under applicable securities laws; or

          (9) Issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and except to the extent that shares of the separate classes or series of the Trust may be deemed to be senior securities; provided that collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction.

                             IVY SOUTH AMERICA FUND

     As a matter of fundamental policy, the Fund may not:

          (1) borrow money, except for temporary or emergency purposes; provided that the Fund maintains asset coverage of 300% for all borrowings;

          (2) purchase securities on margin;

          (3) sell securities short;

          (4) lend any funds or other assets, except that this restriction shall not prohibit (a) the entry into repurchase agreements, (b) the purchase of publicly distributed bonds, debentures and other securities of a similar type customarily purchased by institutional investors or publicly traded in the securities markets, or (c) the lending of portfolio securities (provided that the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents maintained on a daily marked-to-market basis in an amount at least equal to the market value of the securities loaned);

          (5) participate in an underwriting or selling group in connection with the public distribution of securities except for its own capital stock;

          (6) purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than capital stock of the Fund) but such persons or firms may act as brokers for the Fund for customary commissions to the extent permitted by the Investment Company Act of 1940;

          (7) purchase or sell real estate or commodities and commodity contracts;

          (8) make an investment in securities of companies in any one industry (except obligations of domestic banks or the U.S. Government, its agencies, authorities, or instrumentalities) if such investment would cause investments in such industry to exceed 25% of the market value of the Fund's total assets at the time of such investment; or

          (9) issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and except to the extent that shares of the separate classes or series of the Trust may be deemed to be senior securities; provided that collateral agreements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction.

                             IVY US BLUE CHIP FUND

     As a matter of fundamental policy, the Fund may not:

          (1) invest in real estate, real estate mortgage loans, commodities and commodity futures contracts although the Fund may purchase and sell (a) securities which are secured by real estate, (b) securities of issuers which invest or deal in real estate, and (c) interest rate and other financial futures contracts and related options;

          (2) purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions; the deposit or payment by the Fund of initial or variation margins in connection with futures contracts or related options transactions is not considered the purchase of a security on margin;

          (3) sell securities short;

          (4) participate in an underwriting or selling group in connection with the public distribution of securities except for its own shares;

          (5) purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than shares of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions to the extent permitted by the 1940 Act;

          (6) invest in securities of companies in any one industry (except obligations of domestic banks or the U.S. Government, its agencies, authorities, or instrumentalities) if such investment would cause investments in such industry to exceed 25% of the market value of the Fund's total assets at the time of such investment;

          (7) issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and except to the extent that shares of the separate classes or series of the Trust may be deemed to be senior securities; provided that collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction;

          (8) lend any funds or other assets, except that this restriction shall not prohibit (a) the entry into repurchase agreements or (b) the purchase of publicly distributed bonds, debentures and other securities of a similar type, or privately placed municipal or corporate bonds, debentures and other securities of a type customarily purchased by institutional investors or publicly traded in the securities markets;

          (9) borrow amounts in excess of 10% of its total assets, taken at the lower of cost or market value, as a temporary measure for extraordinary or emergency purposes or where investment transactions might advantageously require it; or except in connection with reverse repurchase agreements, provided that the Fund maintains net asset coverage of at least 300% for all borrowings;

          (10) purchase securities of any one issuer (except obligations of domestic banks or the U.S. Government, its agencies, authorities and instrumentalities) if as a result, more than 5% of the Fund's total assets would be invested in such issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer; provided, however, that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations; or

          (11) purchase securities of another investment company, except in connection with a merger, consolidation, reorganization or acquisition of assets, and except that the Fund may invest in securities of other investment companies subject to the restrictions set forth in Sections 12(d)(1) of the 1940 Act and (viii) of "Additional Restrictions", below.#

     ---------------
     # Stating that, as a matter of non-fundamental policy, the Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on subparagraphs (f) and
       (g) of Section 12(d)(1) of the 1940 Act.

                          IVY US EMERGING GROWTH FUND

     As a matter of fundamental policy, the Fund may not:

          (1) purchase or sell real estate or commodities and commodity contracts;

          (2) purchase securities on margin;

          (3) sell securities short;

          (4) participate in an underwriting or selling group in connection with the public distribution of securities except for its own capital stock;

          (5) purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions to the extent permitted by the Investment Company Act of 1940;

          (6) make an investment in securities of companies in any one industry (except obligations of domestic banks or the U.S. Government, its agencies, authorities, or instrumentalities) if such investment would cause investments in such industry to exceed 25% of the market value of the Fund's total assets at the time of such investment;

          (7) issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and except to the extent that shares of the separate classes or series of the Trust may be deemed to be senior securities; provided that collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction;

          (8) purchase securities of any one issuer (except U.S. Government securities) if as a result more than 5% of the Fund's total assets would be invested in such issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer; provided, however, that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations;

          (9) lend any funds or other assets, except that this restriction shall not prohibit (a) the entry into repurchase agreement or (b) the purchase of publicly distributed bonds, debentures and other securities of a similar type, or privately placed municipal or corporate bonds, debentures and other securities of a type customarily purchased by institutional investors or publicly traded in the securities markets; or

          (10) borrow money, except for temporary purposes where investment transactions might advantageously require it. Any such loan may not be for a period in excess of 60 days, and the aggregate amount of all outstanding loans may not at any time exceed 10% of the value of the total assets of the Fund at the time any such loan is made.

                                             [PLEASE DETACH CARD AT PERFORATION]

FUND NAME PRINTS HERE
                                            THIS PROXY IS SOLICITED ON BEHALF OF
                                              THE BOARD OF TRUSTEES OF IVY FUND

     The undersigned, having received Notice of the September 30, 1999 Special Meeting of Shareholders of the above listed series of
Ivy Fund (the "Fund") and the related Proxy Statement, hereby appoints Keith J. Carlson, C. William Ferris, and Paula K. Wolfe, and
each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Funds to be held at the offices of Ivy Fund, Via
Mizner Financial Plaza, 700 South Federal Highway, Boca Raton, Florida 33432, on September 30, 1999, at 10:00 a.m. Eastern time, and at any adjournments or postponements thereof.

THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON ANY OTHER BUSINESS, INCLUDING ANY ADJOURNMENT OF THE MEETING, AS MAY
PROPERLY COME BEFORE THE MEETING.

                                                                                PLEASE SIGN, DATE AND RETURN THIS PROXY CARD IN THE
                                                                                ENCLOSED POSTAGE-PAID ENVELOPE.

                                                                                Dated _______________, 1999

                                                                                Please sign exactly as your name or names appears on
                                                                                this card. If an account is held by joint tenants,
                                                                                all should sign (but this proxy will be considered
                                                                                valid if executed by any one of them, unless the
                                                                                Trust receives written notice to the contrary before
                                                                                the Meeting). When signing as attorney, executor,
                                                                                administrator, trustee or guardian, please state
                                                                                your title. If the signatory is a trust or
                                                                                partnership, please sign in the entity's name (by an
                                                                                authorized person).




                                                                                ----------------------------------------------------
                                                                                Signature(s) of Shareholder(s)

                                     PLEASE DETACH AT PERFORATION BEFORE MAILING.


THIS PROXY CARD, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED.
IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR APPROVAL OF THE PROPOSALS.

                                 PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.
Proposal 1. To elect Trustees.
                                                                         FOR all nominees          WITHHOLD
James W. Broadfoot,      Keith J. Carlson,       Stanley Channick,     listed in the Proxy         AUTHORITY
Roy J. Glauber,          Edward M. Tighe                                Statement (except       to vote for all
                                                                         as marked to the      nominees listed in
                                                                         contrary at left)     the Proxy Statement

To withhold authority to vote for any individual nominee, strike                [ ]                    [ ]
through that nominee's name as listed above.
                                                                                FOR                  AGAINST            ABSTAIN

Proposal 2. To ratify the action of the Board of Trustees in selecting          [ ]                    [ ]                 [ ]
PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending December 31, 1999.

Proposal 3. To approve or disapprove the revision of certain fundamental        FOR                  AGAINST            ABSTAIN
investment policies, as follows:                                            ALL (except                ALL                ALL
                                                                           as marked to
  3.1: Diversification (All Funds other than         3.5: Real Estate      the contrary
       Ivy International Strategic Bond Fund and     3.6: Commodities        at left)
       Ivy South America Fund)                       3.7: Loans
  3.2: Borrowing                                     3.8: Concentration        [ ]                     [ ]                [ ]
  3.3: Senior Securities                             3.9: Other Policies
  3.4: Underwriting

  To vote against a particular proposed change, write the sub-proposal number on the line below.

  ----------------------------------------------------------------------------------------------
